                                                                      Exhibit 99

                      [LOGO] Banc of America Securities(TM)

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2005-A
$774,651,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 5-A-2 and 5-A-3 (Offered
Certificates)

Bank of America, N.A.

Seller

Wells Fargo Bank, N.A.

Master Servicer

January 13, 2005

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                              WAL (Yrs)             Last Scheduled          Certificate
              Principal      (Roll/(3)/             Prin Pmt(Mths)         Interest Rate                       Collateral  Expected
  Class     Balance $/(1)/ /Call/Mat)/(2)/     (Roll/(3)//Call/Mat)/(2)/     Type/(13)/     Tranche Type         Group     Ratings
-----------------------------------------------------------------------------------------------------------------------------------
   1-A-1      135,884,000   1.91/2.95/3.26               36/93/360               /(4)/   Senior-Pass Through    Group 1     /(14)/
-----------------------------------------------------------------------------------------------------------------------------------
   1-A-R              100                                                                    Residual           Group 1
-----------------------------------------------------------------------------------------------------------------------------------
   2-A-1      161,991,000   2.52/2.93/3.22               61/93/360               /(5)/   Senior-Pass Through    Group 2     /(14)/
-----------------------------------------------------------------------------------------------------------------------------------
   3-A-1       30,454,000   1.60/2.85/3.11               29/93/329               /(6)/   Senior-Pass Through    Group 3     /(14)/
-----------------------------------------------------------------------------------------------------------------------------------
   CB-1        10,478,000                                                                    Subordinate     Groups 1, 2&3
--------------------------                                                              -------------------------------------------
   CB-2         3,668,000                                                                    Subordinate     Groups 1, 2&3
--------------------------                                                              -------------------------------------------
   CB-3         2,095,000                 Information Not Provided Herein                    Subordinate     Groups 1, 2&3
--------------------------                                                              -------------------------------------------
   CB-4         1,921,000                                                                    Subordinate     Groups 1, 2&3
--------------------------                                                              -------------------------------------------
   CB-5         1,398,000                                                                    Subordinate     Groups 1, 2&3
--------------------------                                                              -------------------------------------------
   CB-6         1,397,261                                                                    Subordinate     Groups 1, 2&3
-----------------------------------------------------------------------------------------------------------------------------------
   4-A-1      153,749,000   3.11/2.96/3.26              120/93/360               /(7)/   Senior-Pass Through    Group 4     /(14)/
-----------------------------------------------------------------------------------------------------------------------------------
   4-B-1        2,781,000                                                                    Subordinate        Group 4
--------------------------                                                              -------------------------------------------
   4-B-2          874,000                                                                    Subordinate        Group 4
--------------------------                                                              -------------------------------------------
   4-B-3          477,000                 Information Not Provided Herein                    Subordinate        Group 4
--------------------------                                                              -------------------------------------------
   4-B-4          397,000                                                                    Subordinate        Group 4
--------------------------                                                              -------------------------------------------
   4-B-5          318,000                                                                    Subordinate        Group 4
--------------------------                                                              -------------------------------------------
   4-B-6          318,257                                                                    Subordinate        Group 4
-----------------------------------------------------------------------------------------------------------------------------------
5-A-1/(16)/   154,927,000   1.91/2.94/3.21               NA/95/208            /(8)//(9)/    Senior-Floater      Group 5     /(14)/
-----------------------------------------------------------------------------------------------------------------------------------
5-A-2/(16)/   111,512,000   1.75/2.92/3.18               NA/95/207           /(8)//(10)/    Senior-Floater      Group 5     /(14)/
-----------------------------------------------------------------------------------------------------------------------------------
5-A-3/(17)/    26,134,000   1.84/2.93/3.20               NA/95/208           /(8)//(11)/    Senior-Floater      Group 5     /(15)/
-----------------------------------------------------------------------------------------------------------------------------------
   5-M-1        9,402,000                                                                Mezzanine-Floater      Group 5
--------------------------                                                              -------------------------------------------
   5-M-2        6,852,000                                                                Mezzanine-Floater      Group 5
--------------------------                Information Not Provided Herein               -------------------------------------------
   5-B-1        3,984,000                                                                Subordinate Floater    Group 5
--------------------------                                                              -------------------------------------------
   5-B-2        1,912,000                                                                Subordinate Floater    Group 5
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/ The Certificate sizes are approximate and are subject to a +/- 5% variance.

/(2)/ The WAL and Last Scheduled Principal Payment to Roll for the Class 1-A-1,
     Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates are shown to 25% CPB. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates are shown to 25% CPR.

/(3)/ "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

/(4)/ For each Distribution Date occurring prior to and including December 2007, the Class 1-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 1 Mortgage
     Loans minus [   ]%. The interest rate with respect to the first interest
                  ---
     accrual period is expected to be approximately [   %]. For each
                                                     ---
     Distribution Date occurring after December 2007, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to and including December 2009, the Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 2 Mortgage
     Loans minus [   ]%. The interest rate with respect to the first interest
                  ---
     accrual period is expected to be approximately [   ]%. For each
                                                     ---
     Distribution Date occurring after December 2009, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to and including April 2007, the Class 3-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 3 Mortgage
     Loans minus [   ]%. The interest rate with respect to the first interest
                  ---
     accrual period is expected to be approximately [   ]%. For each
                                                     ---
     Distribution Date occurring after April 2007, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date occurring prior to and including December 2014, the Class 4-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 4 Mortgage
     Loans minus [   ]%. The interest rate with respect to the first interest
                  ---
     accrual period is expected to be approximately [   ]%. For each
                                                     ---
     Distribution Date occurring after December 2014, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

/(8)/ The Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates will have
     interest rates equal to one month LIBOR plus a margin of [   ]%, [   ]% and
                                                               ---     ---
     [   ]%, respectively. The interest rates with respect to the first interest
      ---
     accrual period are expected to be approximately [   ]%, [   ]% and [   ]%,
                                                      ---     ---        ---
     respectively. The margins on the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates will double their original margins after the Optional Termination Date.

/(9)/ The interest rate on the Class 5-A-1 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the conforming balance portion of the Group 5 Mortgage Loans and (b) 11.5%.

/(10)/ The interest rates on the Class 5-A-2 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the non-conforming balance portion of the Group 5 Mortgage Loans and (b) 11.5%.

/(11)/ The interest rates on each component of the Class 5-A-3 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the related portion of Group 5 Mortgage Loans and (b) 11.5%.

/(12)/ The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

/(13)/ The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

/(14)/ The Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1 and 5-A-2 Certificates will be rated AAA, or its equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.

/(15)/ The Class 5-A-3 Certificates will be rated AAA, or its equivalent, by at least one of Standard & Poor's or Fitch. Moody's rating on this bond is dependent on the size of the 5-A-3 Certificates in relation to the total size of the Group 5 Senior Certificates.

/(16)/ The Class 5-A-1 and 5-A-2 Certificates are Super Senior Certificates.

/(17)/ The Class 5-A-3 Certificates are Super Senior Support Certificates.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Funding 2005-A Trust

                                 Mortgage Pass-Through Certificates, Series
                                 2005-A

Lead Manager (Book Runner):      Banc of America Securities LLC

Seller:                          Bank of America, N.A.

Master Servicer:                 Wells Fargo Bank, N.A.

Servicers:                       Bank of America, N.A., Wells Fargo Bank, N.A.,
                                 GreenPoint Mortgage Funding, Inc. and
                                 Countrywide Home Loans Servicing LP

Trustee:                         Wachovia Bank, National Association

Securities Administrator:        Wells Fargo Bank, N.A.

Rating Agencies:                 Standard & Poor's, Moody's Investors Service,
                                 Inc. and/or Fitch Ratings will rate the Offered
                                 Certificates.

Offered Size:                    $774,651,000

Securities Offered:              $135,884,000 Class 1-A-1 Certificates
                                 $161,991,000 Class 2-A-1 Certificates
                                 $30,454,000 Class 3-A-1 Certificates
                                 $153,749,000 Class 4-A-1 Certificates
                                 $154,927,000 Class 5-A-1 Certificates
                                 $111,512,000 Class 5-A-2 Certificates
                                 $26,134,000 Class 5-A-3 Certificates

Expected Closing Date:           January 27, 2005

Collection Period:               The 2nd day of each month through the 1st day
                                 of the following month.

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date: February
                                 21, 2005)

Cut-Off Date:                    January 1, 2005

Class A Certificates:            Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 5-A-2,
                                 5-A-3 and 1-A-R Certificates (the "Class A
                                 Certificates").

Subordinate Certificates:        Class CB-1, CB-2, CB-3, CB-4, CB-5, CB-6,
                                 4-B-1, 4-B-2, 4-B-3, 4-B-4, 4-B-5, 4-B-6,
                                 5-M-1, 5-M-2, 5-B-1, 5-B-2 and 5-CE
                                 Certificates (the "Subordinate Certificates").
                                 The Subordinate Certificates are not offered hereunder.

Day Count:                       With respect to Groups 1 through 4, 30/360 and
                                 with respect to the Group 5, actual/360.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Group 1, 2, 3, 4 and 5 Pricing   25% CPB
Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                            Form          Denominations   Denominations
                                 --------------------   -------------   -------------
Offered Class A Certificates          Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates are expected to
                                 constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Principal Balance of the Group 1,
                                 Group 2 and Group 3 Mortgage Loans declines to
                                 10% or less of their aggregate Principal
                                 Balance as of the Cut-Off Date. Any
                                 Distribution Date on or after which
                                 theaggregate Principal Balance of the Group 4
                                 Mortgage Loans declines to 10% or less of their aggregate Principal Balance as of the Cut-Off
                                 Date. Any Distribution Date on or after which the aggregate Principal Balance of the Group 5
                                 Mortgage Loans declines to 10% or less of their aggregate Principal Balance as of the Cut-Off
                                 Date.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Securities
                                 Administrator ("Securities Administrator Fee").
                                 The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Securities Administrator
                                 Fee Rate. The Securities Administrator Fee Rate will be [0.0065%] per annum. The Servicing Fee
                                 Rate for all Loan Groups will range from [0.25% to 0.375%] per annum.

Compensating Interest:           The aggregate servicing fee payable to a
                                 Servicer for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans serviced by such Servicer for such Distribution
                                 Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net WAC: As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Interest Accrual:                Interest will accrue on the Class 1-A-1, 2-A-1,
                                 3-A-1 and 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                                 Interest Accrual Period"). The initial Regular
                                 Interest Accrual Period will be deemed to have commenced on January 1, 2005. Interest will accrue on the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates from the previous
                                 Distribution Date, or in the case of the first
                                 Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date (the "LIBOR Based
                                 Interest Accrual Period" and together with the Regular Interest Accrual Period, an "Interest
                                 Accrual Period"). Interest for Groups 1 through
                                 4 will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
                                 Interest for Group 5 will be calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group (other than Loan Group 5) will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal
                                 Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor, the Seller or an Originator and the principal portion of any amount allocated to such Loan Group in connection with an optional termination, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group (other than Group 5) for any
                                 Distribution Date will equal the sum of (i) the
                                 Senior Percentage for such Loan Group of all
                                 amounts described in clauses (a) through (d) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date and (ii)
                                 the Senior Prepayment Percentage of the amounts
                                 described in clauses (e) and (f) of the
                                 definition of "Principal Amount" for such Loan
                                 Group and such Distribution Date subject to
                                 certain reductions due to losses.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Distributions on Loan Group 1, 2, 3 and 4 Certificates
--------------------------------------------------------------------------------
Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group (other than Group 5) for any
                                 Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through
                                 (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and
                                 (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Principal Distributions:         The Senior Principal Distribution Amount for
                                 Group 1 will generally be allocated first, to the Class 1-A-R Certificates and second, to the Class 1-A-1 Certificates until their class balances have been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1
                                 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balances have been reduced to zero. After the class balances of the Class A Certificates of Group 1, Group 2 or Group 3 have been reduced to zero, certain amounts otherwise payable to the Class CB Certificates may be paid to the Class A Certificates of another crossed Group.

Senior Percentage:               The Senior Percentage for a Loan Group (other
                                 than Loan Group 5) on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan
                                 Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group
                                 (other than Loan Group 5) for any Distribution
                                 Date will equal 100% minus the Senior
                                 Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group (other than Loan Group 5) for any
                                 Distribution Date will equal 100% minus the
                                 Senior Prepayment Percentage for such Loan
                                 Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Distributions on Loan Group 1, 2, 3 and 4 Certificates (cont.)
--------------------------------------------------------------------------------
Senior Prepayment Percentage     For the following Distribution Dates, will be as follows:
of Loan Group 1, 2 and 3
Certificates:                    Distribution Date               Senior Prepayment Percentage
                                 -----------------               ----------------------------
                                 February 2005 through January   100%;
                                 2012

                                 February 2012 through January   the applicable Senior Percentage plus, 70% of
                                 2013                            the applicable Subordinate Percentage;

                                 February 2013 through January   the applicable Senior Percentage plus, 60% of
                                 2014                            the applicable Subordinate Percentage;

                                 February 2014 through January   the applicable Senior Percentage plus, 40% of
                                 2015                            the applicable Subordinate Percentage;

                                 February 2015 through January   the applicable Senior Percentage plus, 20% of
                                 2016                            the applicable Subordinate Percentage;

                                 February 2016 and thereafter    the applicable Senior Percentage;
                                 provided, however,

                                 (i)  if on any Distribution Date the sum of the class balances of the Class A
                                      Certificates of Group 1, Group 2 and Group 3 divided by the aggregate principal balance of Loan Group 1, Loan Group 2 and Loan Group 3 (the
                                      "Aggregate Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan
                                      Group for such Distribution Date will equal 100%.

                                 (ii) if on any Distribution Date prior to the February 2008 Distribution
                                      Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class CB Certificates divided by the aggregate principal balance of Loan Group 1, Loan Group 2 and Loan
                                      Group 3 (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that
                                      Distribution Date will equal the applicable Senior Percentage for each
                                      Loan Group plus 50% of the Subordinate Percentage for each Loan, and

                                 (iii) if on any Distribution Date on or after the February 2008 Distribution
                                      Date, prior to giving effect to any distributions, the Aggregate
                                      Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior
                                      Percentage for such Loan Group.
----------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Distributions on Loan Group 1, 2, 3 and 4 Certificates (cont.)
--------------------------------------------------------------------------------
Senior Prepayment                For the following Distribution Dates, will be as follows:
Percentage for Loan Group 4:
                                 Distribution Date               Senior Prepayment Percentage
                                 -----------------               ----------------------------
                                 February 2005 through January   100%;
                                 2010

                                 February 2010 through January   the applicable Senior Percentage plus, 70% of
                                 2011                            the applicable Subordinate Percentage;

                                 February 2011 through January   the applicable Senior Percentage plus, 60% of
                                 2012                            the applicable Subordinate Percentage;

                                 February 2012 through January   the applicable Senior Percentage plus, 40% of
                                 2013                            the applicable Subordinate Percentage;

                                 February 2013 through January   the applicable Senior Percentage plus, 20% of
                                 2014                            the applicable Subordinate Percentage;

                                 February 2014 and thereafter    the applicable Senior Percentage;
                                 provided, however,

                                 (i)  if on any Distribution Date the Senior Percentage for Loan Group 4
                                      exceeds such percentage calculated as of the Closing Date, then the
                                      Senior Prepayment Percentage for such Loan Group for such Distribution
                                      Date will equal 100%.

                                 (ii) if on any Distribution Date prior to the February 2008 Distribution
                                      Date, prior to giving effect to any distributions, the Subordinate
                                      Percentage for Loan Group 4 is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment
                                      Percentage for Loan Group 4 for that Distribution Date will equal the
                                      Senior Percentage plus 50% of the Subordinate Percentage for such Loan
                                      Group, and

                                 (iii) if on any Distribution Date on or after the February 2008 Distribution
                                      Date, prior to giving effect to any distributions, the Subordinate
                                      Percentage for Loan Group 4 is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment
                                      Percentage for Loan Group 4 for that Distribution Date will equal the
                                      Senior Percentage for Loan Group 4.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Preliminary Credit Support for CB Crossed Group
--------------------------------------------------------------------------------
The Class CB Certificates are cross-collateralized and provide credit support for Group 1, Group 2 and Group 3 Senior Certificates. The outstanding balances of the Class CB Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class CB Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                     Subordination of Class CB Certificates
                     --------------------------------------
                                     Class A
                             Credit Support [6.00%]
                     --------------------------------------
                                   Class CB-1
                             Credit Support [3.00%]
                     --------------------------------------
                                   Class CB-2
                             Credit Support [1.95%]
                     --------------------------------------    Order of
       Priority of                 Class CB-3                    Loss
         Payment             Credit Support [1.35%]           Allocation
                     --------------------------------------
                                   Class CB-4
                             Credit Support [0.80%]
                     --------------------------------------
                                   Class CB-5
                             Credit Support [0.40%]
                     --------------------------------------
                                   Class CB-6
                             Credit Support [0.00%]
                     --------------------------------------

--------------------------------------------------------------------------------
                     Preliminary Credit Support for Group 4
--------------------------------------------------------------------------------
The Class 4-B Certificates provide credit support for Group 4 Senior Certificates. The outstanding balances of the Class 4-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class 4-B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first nine years.
--------------------------------------------------------------------------------

                     Subordination of Class 4-B Certificates
                     ---------------------------------------
                                     Class A
                             Credit Support [3.25%]
                     ---------------------------------------
                                   Class 4-B-1
                             Credit Support [1.50%]
                     ---------------------------------------
                                   Class 4-B-2
                             Credit Support [0.95%]
                     ---------------------------------------    Order of
       Priority of                 Class 4-B-3                    Loss
         Payment             Credit Support [0.65%]            Allocation
                     ---------------------------------------
                                   Class 4-B-4
                             Credit Support [0.40%]
                     ---------------------------------------
                                   Class 4-B-5
                             Credit Support [0.20%]
                     ---------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                     ---------------------------------------
                                  Class 4-B-6
                             Credit Support [0.00%]
                     ---------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the related Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

       -------------------------------------------------------------------
        First, to the Class A Certificates of each Group to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Principal;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
        Third, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
       -------------------------------------------------------------------

       -------------------------------------------------------------------
           Fourth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Distributions on Loan Group 5 Certificates
--------------------------------------------------------------------------------
Expected                         Prior to the Step Down Date approximately 1.25%
Overcollateralization Target     of the Cut-off Date principal balance of Loan
Amount:                          Group 5. On and after the Step Down Date, if a
                                 Trigger Event has not occurred, the greater of
                                 [   ]% of the aggregate principal balance of
                                  ---
                                 Loan Group 5 as of the last day of the
                                 Collection Period and [   ]% of the Cut-Off
                                                        ---
                                 Date principal balance of Loan Group 5. If a
                                 Trigger Event has occurred, the Targeted
                                 Overcollateralization Amount for the last
                                 Distribution Date.

Overcollateralization Amount:    The Overcollateralization Amount is equal to
                                 the excess of the aggregate principal balance of the Group 5 Mortgage Loans over the aggregate class balance of the Group 5
                                 Certificates. On the Closing Date, the
                                 Overcollateralization Amount is expected to equal the Overcollateralization Target Amount.
                                 To the extent the Overcollateralization Amount is reduced below the Overcollateralization
                                 Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization Release    The Overcollateralization Release Amount means,
Amount:                          with respect to any Distribution Date on or
                                 after the Stepdown Date on which a Trigger
                                 Event is not in effect, the excess, if any, of
                                 (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the
                                 Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date.

Overcollateralization            As of any Distribution Date, the
Deficiency Amount:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution
                                 Date.

Available Funds:                 Available Funds will be equal to the sum of the
                                 following amounts with respect to the Mortgage
                                 Loans, net of amounts reimbursable or payable
                                 therefrom, including Administrative Fees,
                                 reimbursements for advances and servicing
                                 advances and reimbursable expenses: (i) the
                                 aggregate amount of monthly payments on the
                                 Mortgage Loans due during the related
                                 collection period and received by the Servicers
                                 on or prior to the related determination date,
                                 (ii) unscheduled payments in respect of the
                                 Mortgage Loans, including prepayments,
                                 insurance proceeds, net liquidation proceeds,
                                 condemnation proceeds, recoveries and proceeds
                                 from repurchases of and substitutions for such
                                 Mortgage Loans occurring during the prior
                                 calendar month, excluding prepayment charges,
                                 (iii) on the Distribution Date on which the
                                 optional clean-up call for the Group 5 Mortgage
                                 Loans and related trust property is exercised,
                                 the termination price and (iv) payments from
                                 the Servicers in connection with advances and
                                 Compensating Interest for such Distribution
                                 Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Distributions on Loan Group 5 Certificates (cont.)
--------------------------------------------------------------------------------
Excess Cashflow:                 On each Distribution Date is equal to the sum
                                 of (x) any Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Group 5
                                 Certificates and (ii) the Group 5 Principal
                                 Distribution Amount remaining after principal distributions on the Group 5 Certificates.

Stepdown Date:                   The earlier to occur of (i) the Distribution
                                 Date on which the aggregate class balance of the Class 5-A-1, Class 5-A-2 and Class 5-A-3
                                 Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in February 2008 and (b) the first Distribution
                                 Date on which the Credit Enhancement Percentage is greater than or equal to double the Credit
                                 Enhancement Percentage as of the Closing Date.
                                 The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate class balance of the Group 5 Subordinate Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Pass-Through Rate:               The Pass-Through Rate for the Class 5-A-1 and
                                 Class 5-A-2 Certificates and Class 5-A-3
                                 Components is the lesser of (1) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin and (2) the lesser of (a) Net WAC Rate on the related portion of the Group 5 Mortgage Loans and (b)
                                 11.50%.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margin for the Class 5-A-1 and Class 5-A-2 Certificates and Class 5-A-3 Components will be 2 times the related initial certificate margin.

Net Mortgage Rate:               The Net Mortgage Rate for each Mortgage Loan is
                                 equal to the mortgage interest rate less the Administrative Fee Rate.

Net WAC Rate:                    The Net WAC Rate for the Group 5 Certificates
                                 and Components on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net Mortgage Rates of the related portion of the Group 5 Mortgage Loans.

Net WAC Rate Carryover           If, on any Distribution Date the Pass-Through
Amount:                          Rate for the Group 5 Certificates or Components
                                 is limited by the related Net WAC Rate, the
                                 "Net WAC Rate Carryover Amount" for such class
                                 or Component is equal to the sum of (i) the
                                 excess of (a) the amount of interest that would
                                 have accrued on such class or Component based
                                 on the Pass-Through Rate calculated without
                                 regard to clause (2) of the definition of
                                 "Pass-Through Rate" over (b) the amount of
                                 interest actually accrued on such class or
                                 Component based on the related Net WAC Rate and
                                 (ii) the unpaid portion of any related Net WAC
                                 Rate Carryover Amount from any prior
                                 Distribution Dates together with accrued
                                 interest at the related Pass-Through Rate. Any
                                 Net WAC Rate Carryover Amount will be paid on
                                 such Distribution Date or future Distribution
                                 Dates to the extent of funds available.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Distributions on Loan Group 5 Certificates (cont.)
--------------------------------------------------------------------------------
Trigger Event:                   A Trigger Event exists with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement Percentage or
                                 (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution Date:

                                                                   Cumulative
                                                                  Realized Loss
                                      Distribution Dates           Percentage
                                 ----------------------------   ----------------
                                 February 2008 - January 2009        [0.85]%
                                 February 2009 - January 2010        [1.30]%
                                 February 2010 - January 2011        [1.65]%
                                    February 2011 and after          [1.70]%

Yield Maintenance Agreement:     On the Closing Date, the Securities
                                 Administrator will enter into Yield Maintenance
                                 Agreements with a counterparty (the
                                 "Counterparty") for the benefit of the Group 5
                                 Certificates. In exchange for a fixed payment
                                 on the Closing Date, the Counterparty will be
                                 obligated to make monthly payments to the
                                 Securities Administrator when one-month LIBOR
                                 exceeds the applicable strike rate. Such
                                 payments will be capped at their maximum amount
                                 when one-month LIBOR equals or exceeds a
                                 ceiling rate. Net WAC Rate Carryover Amounts to
                                 the extent not covered by clause (xv) of the
                                 excess cashflow distribution will be covered to
                                 the extent of payments received by the
                                 Securities Administrator under the Yield
                                 Maintenance Agreements.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Distributions on Loan Group 5 Certificates (cont.)
--------------------------------------------------------------------------------

Interest:

I. On each Distribution Date, the Group 5 Interest Remittance Amount from the Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date;

     (ii) to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, the Group 5 Interest Remittance Amount from the Non-Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

     (ii) to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

III. On each Distribution Date, the Group 5 Interest Remittance Amount from the Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

     (ii) to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

IV. On each Distribution Date, the Group 5 Interest Remittance Amount from the Non-Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date;

     (ii) to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

V. On each Distribution Date, following the distributions made pursuant to clauses I through IV above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 5 Interest Remittance Amount remaining undistributed for such Distribution Date:

     (i) to the holders of the Class 5-M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (ii) to the holders of the Class 5-M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iii) to the holders of the Class 5-B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iv) to the holders of the Class 5-B-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

     (v)  any remainder as described under "Excess Cashflow Distribution."
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Distribution on Loan Group 5 Certificates (cont.)
--------------------------------------------------------------------------------

Principal:

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 5 Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, until the class balance and component balance thereof have been reduced to zero.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 5 Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 component, until the class balance and component balance thereof have been reduced to zero.

III. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 5 Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 component, until the class balance and component balance thereof have been reduced to zero.

IV. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 5 Senior Principal Distribution Amount contributed from the non-conforming Balance Loans will be distributed to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, until the class balance and component balance thereof have been reduced to zero.

V. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group 5 Principal Distribution Amount remaining undistributed after I through IV above for such Distribution Date shall be made in the following amounts and order of priority:

     (i) to the Class 5-M-1 Certificates until the class balance is reduced to zero;

     (ii) to the Class 5-M-2 Certificates until the class balance is reduced to zero;

     (iii) to the Class 5-B-1 Certificates until the class balance is reduced to zero; and

     (iv) to the Class 5-B-2 Certificates until the class balance is reduced to zero.

VI. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 5 Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, until the class balance and component balance thereof have been reduced to zero.

VII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 5 Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 Component, until the class balance and component balance thereof have been reduced to zero.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Distributions on Loan Group 5 Certificates (cont.)
--------------------------------------------------------------------------------
VIII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 5 Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed to the holders of the Class 5-A-2 Certificates and non-conforming Class 5-A-3 component, until the class balance and component balance thereof have been reduced to zero.

IX. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 5 Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed to the holders of the Class 5-A-1 Certificates and conforming Class 5-A-3 component, until the class balance and component balance thereof have been reduced to zero.

X. On each Distribution Date (a) on or after the Stepdown Date or (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group 5 Principal Distribution Amount remaining undistributed after VI through IX above for such Distribution Date shall be made in the following amounts and order of priority:

     (i) to the Class 5-M-1 Certificates up to the Class 5-M-1 Principal Distribution Amount until the class balance is reduced to zero;

     (ii) to the Class 5-M-2 Certificates up to the Class 5-M-2 Principal Distribution Amount until the class balance is reduced to zero;

     (iii) to the Class 5-B-1 Certificates up to the Class 5-B-1 Principal Distribution Amount until the class balance is reduced to zero; and

     (iv) to the Class 5-B-2 Certificates up to the Class 5-B-2 Principal Distribution Amount until the class balance is reduced to zero.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Distributions on Loan Group 5 Certificates (cont.)
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

     (i) to the Class 5-A-1 and 5-A-2 Certificates and Class 5-A-3 Components, any remaining Accrued Certificate Interest or Accrued Component Interest, pro rata;

     (ii) to the Class 5-A-1 and 5-A-2 Certificates and Class 5-A-3 Components, any Unpaid Interest Shortfall Amounts, pro rata;

     (iii) to the Class 5-A-3 Components, any Allocated Realized Loss Amounts for the Class 5-A-3 Components, pro rata;

     (iv) to the Class 5-M-1 Certificates, any remaining Accrued Certificate Interest;

     (v)  to the Class 5-M-1 Certificates, any Unpaid Interest Shortfall
          Amounts;

     (vi) to the Class 5-M-1 Certificates, any allocated realized loss amounts for the Class 5-M-1 Certificates;

     (vii) to the Class 5-M-2 Certificates, any remaining Accrued Certificate Interest;

     (viii) to the Class 5-M-2 Certificates, any Unpaid Interest Shortfall Amounts;

     (ix) to the Class 5-M-2 Certificates, any allocated realized loss amounts for the Class 5-M-2 Certificates;

     (x) to the Class 5-B-1 Certificates, any remaining Accrued Certificate Interest;

     (xi) to the Class 5-B-1 Certificates, any Unpaid Interest Shortfall
          Amounts;

     (xii) to the Class 5-B-1 Certificates, any allocated realized loss amounts for the Class 5-B-1 Certificates;

     (xiii) to the Class 5-B-2 Certificates, any remaining Accrued Certificate Interest;

     (xiv) to the Class 5-B-2 Certificates, any Unpaid Interest Shortfall
          Amounts;

     (xv) to the Class 5-B-2 Certificates, any allocated realized loss amounts for the Class 5-B-2 Certificates;

     (xvi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class 5-A-1, Class 5-A-2, Class 5-A-3, 5-M and 5-B Certificates to such certificates first to the Class 5-A-1 and 5-A-2 Certificates and Class 5-A-3 Components, pro rata, and second, sequentially, to the Class 5-M-1, Class 5-M-2, Class 5-B-1 and Class 5-B-2 Certificates; and

     (xvii) any remaining amounts as specified in the pooling and servicing agreement.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Loan Group 5 Definitions
--------------------------------------------------------------------------------
Accrued Certificate Interest:    Accrued Certificate Interest for each class of
                                 Group 5 Certificates for each Distribution Date
                                 means an amount equal to the interest accrued
                                 during the related accrual period on the class
                                 balance of such class of Certificates, minus
                                 such class' interest percentage of shortfalls
                                 caused by the Relief Act or similar state laws
                                 for such Distribution Date.
--------------------------------------------------------------------------------
Accrued Component Interest:      Accrued Component Interest for each component
                                 of Class 5-A-3 Certificates for each
                                 Distribution Date means an amount equal to the
                                 interest accrued during the related accrual
                                 period on the component balance of such
                                 component minus such component's interest
                                 percentage of shortfalls caused by the Relief
                                 Act or similar state laws for such Distribution
                                 Date.
--------------------------------------------------------------------------------
Allocated Realized Loss          An Allocated Realized Loss Amount with respect
Amount:                          to any class of the Class 5-M and 5-B
                                 Certificates or the Components and any
                                 Distribution Date is an amount equal to the sum
                                 of any Realized Loss allocated to that class of
                                 Certificates or Component on such Distribution
                                 Date and any Allocated Realized Loss Amount
                                 allocated to that class of Certificates or
                                 Component remaining unpaid from previous
                                 Distribution Dates.
--------------------------------------------------------------------------------
Class 5-M-1 Principal            The Class 5-M-1 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balances of the Class 5-A-1, 5-A-2
                                 and Class 5-A-3 Certificates (after taking into
                                 account the Group 5 Senior Principal
                                 Distribution Amount) and the Class 5-M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately [   ]% and
                                                                   ---
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans in Loan Group 5 as of the last
                                 day of the related collection period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans in Loan Group 5 as of the last day of the
                                 related collection period, minus the product of
                                 (x) [   ]% and (y) the Cut-off Date Principal
                                      ---
                                 Balance for Loan Group 5.
--------------------------------------------------------------------------------
Class 5-M-2 Principal            The Class 5-M-2 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balances of the Class 5-A-1, 5-A-2
                                 and Class 5-A-3 Certificates (after taking into
                                 account the Group 5 Senior Principal
                                 Distribution Amount), the Class 5-M-1
                                 Certificates (after taking into account the
                                 Class 5-M-1 Principal Distribution Amount) and
                                 the Class 5-M-2 Certificates immediately prior
                                 to such Distribution Date over (y) the lesser
                                 of (A) the product of (i) approximately [   ]%
                                                                          ---
                                 and (ii) the aggregate principal balance of the
                                 Mortgage Loans in Loan Group 5 as of the last
                                 day of the related collection period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans in Loan Group 5 as of the last day of the
                                 related collection period, minus the product of
                                 (x) [   ]% and (y) the Cut-off Date Principal
                                      ---
                                 Balance for Loan Group 5.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group 5 Definitions (cont.)
--------------------------------------------------------------------------------
Class 5-B-1 Principal            The Class 5-B-1 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balance of the Class 5-A-1, 5-A-2
                                 and Class 5-A-3 Certificates (after taking into
                                 account the Group 5 Senior Principal
                                 Distribution Amount), the Class 5-M-1
                                 Certificates (after taking into account the
                                 Class 5-M-1 Principal Distribution Amount), the
                                 Class 5-M-2 Certificates (after taking into
                                 account the Class 5-M-2 Principal Distribution
                                 Amount) and the Class 5-B-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately [   ]% and (ii) the aggregate
                                                ---
                                 principal balance of the Group 5 Mortgage Loans
                                 as of the last day of the related collection
                                 period and (B) the aggregate principal balance
                                 of the Group 5 Mortgage Loans as of the last
                                 day of the related collection period, minus the
                                 product of (x) [   ]% and (y) the Cut-off Date
                                                 ---
                                 Principal Balance for Loan Group 5.
--------------------------------------------------------------------------------
Class 5-B-2 Principal            The Class 5-B-2 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balance of Class 5-A-1, 5-A-2 and
                                 Class 5-A-3 Certificates (after taking into
                                 account the Group 5 Senior Principal
                                 Distribution Amount), the Class 5-M-1
                                 Certificates (after taking into account the
                                 Class 5-M-1 Principal Distribution Amount), the
                                 Class 5-M-2 Certificates (after taking into
                                 account the Class 5-M-2 Principal Distribution
                                 Amount), the Class 5-B-1 Certificates (after
                                 taking into account the Class 5-B-1 Principal
                                 Distribution Amount) and the Class 5-B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately [   ]% and
                                                                   ---
                                 (ii) the aggregate principal balance of the
                                 Group 5 Mortgage Loans as of the last day of
                                 the related collection period and (B) the
                                 aggregate principal balance of the Group 5
                                 Mortgage Loans as of the last day of the
                                 related collection period, minus the product of
                                 (x) [   ]% and (y) the Cut-off Date Principal
                                      ---
                                 Balance for Loan Group 5.
--------------------------------------------------------------------------------
Extra Principal Distribution     The Extra Principal Distribution Amount with
Amount:                          respect to any Distribution Date is the lesser
                                 of (x) the excess interest for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for
                                 such Distribution Date.
--------------------------------------------------------------------------------
Group 5 Interest Remittance      The Group 5 Interest Remittance Amount with
Amount:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest
                                 received or advanced with respect to the Group
                                 5 Mortgage Loans.
--------------------------------------------------------------------------------
Group 5 Senior Principal         Group 5 Senior Principal Distribution Amount
Distribution Amount:             means as of any Distribution Date (i) before
                                 the Stepdown Date or as to which a Trigger
                                 Event is in effect, the lesser of (a) the class
                                 balances of the Class 5-A-1, 5-A-2 and Class
                                 5-A-3 Certificates immediately prior to such
                                 Distribution Date and (b) the Group 5 Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the class
                                 balances of the Class 5-A-1, 5-A-2 and Class
                                 5-A-3 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately [   ]% and (2)
                                                                   ---
                                 the aggregate Principal Balance of the Group 5
                                 Mortgage Loans as of the last day of the
                                 related Collection Period and (y) the amount by
                                 which the aggregate Principal Balance of the
                                 Group 5 Mortgage Loans as of the last day of
                                 the related Collection Period exceeds the
                                 product of (1) [   ]% and (2) the aggregate
                                                 ---
                                 Principal Balance of the Group 5 Mortgage Loans
                                 on the Cut-off Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group 5 Definitions (cont.)
--------------------------------------------------------------------------------
Group 5 Principal Remittance     The Group 5 Principal Remittance Amount means
Amount:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal
                                 collected or advanced on the Group 5 Mortgage
                                 Loans by the Servicers that were due during the
                                 related collection period and received by the
                                 related determination date, (ii) the principal
                                 portion of all partial and full principal
                                 prepayments of the Group 5 Mortgage Loans
                                 applied by the Servicers during the prior
                                 calendar month, (iii) the principal portion of
                                 all related Net Liquidation Proceeds and
                                 Insurance Proceeds, condemnation proceeds and
                                 recoveries received during the prior calendar
                                 month with respect to the Group 5 Mortgage
                                 Loans, (iv) that portion of the Purchase Price,
                                 representing principal of any repurchased or
                                 substituted Group 5 Mortgage Loans with respect
                                 to the prior calendar month, (v) the principal
                                 portion of any related substitution adjustments
                                 received during the prior calendar month with
                                 respect to the Group 5 Mortgage Loans and (vi)
                                 on the Distribution Date on which the optional
                                 clean-up call for the Group 5 Mortgage Loans
                                 and related trust property is exercised, the
                                 principal portion of the termination price.
--------------------------------------------------------------------------------
Group 5 Principal Distribution   The Group 5 Principal Distribution Amount is
Amount:                          the sum of the Group 5 Principal Remittance
                                 Amount (minus the Overcollateralization Release
                                 Amount, if any) and the Extra Principal
                                 Distribution Amount, if any.
--------------------------------------------------------------------------------
Realized Losses:                 A Realized Loss is (i) as to any Group 5
                                 Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Group 5 Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Group
                                 5 Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Group 5 Mortgage
                                 Loan and (iii) a reduction in the monthly payment resulting from a bankruptcy proceeding.

                                 All Realized Losses on the Group 5 Mortgage
                                 Loans will be allocated on each Distribution
                                 Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class 5-B-1 Certificates, fourth to the Class 5-M-2 Certificates, and fifth to the Class 5-M-1 Certificates. Any Realized Losses from the Conforming Loans occurring after the Class 5-M-1 Certificates have been reduced to zero will be allocated to the conforming Class 5-A-3 component. Any Realized Losses from the Non-Conforming Loans occurring after the Class 5-M-1 Certificates have been reduced to zero will be allocated to the non-conforming Class 5-A-3 component. An allocation of any Realized Losses to a 5-A-3, 5-M and 5-B Certificate on any Distribution Date will be made by reducing the class balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class 5-A-1 and Class 5-A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 5-A-1 and Class 5-A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group 5 Definitions (cont.)
--------------------------------------------------------------------------------
Unpaid Interest Shortfall        The Unpaid Interest Shortfall Amount means (i)
Amount:                          for the Group 5 Certificates and each component
                                 of the Class 5-A-3 Certificates and the first
                                 Distribution Date, zero, and (ii) with respect
                                 to the Group 5 Certificates and each component
                                 of the Class 5-A-3 Certificates and any
                                 Distribution Date after the first Distribution
                                 Date, the amount, if any, by which (a) the sum
                                 of (1) Accrued Certificate Interest or Accrued
                                 Component Interest for such class or component
                                 for the immediately preceding Distribution Date
                                 and (2) the outstanding Unpaid Interest
                                 Shortfall Amount, if any, for such class or
                                 component for such preceding Distribution Date
                                 exceeds (b) the aggregate amount distributed on
                                 such class or component in respect of interest
                                 on such preceding Distribution Date, plus
                                 interest on the amount of interest due but not
                                 paid on the Certificates of such class or
                                 component on such preceding Distribution Date,
                                 to the extent permitted by law, at the
                                 Pass-Through Rate for such class or component
                                 for the related accrual period.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                        Group 5 Preliminary Cap Schedules

                Class 5-A-1             Class 5-A-2             Class 5-A-3
           ---------------------   ---------------------   --------------------
               Class        Cap        Class        Cap       Class        Cap
  Date        Balance     Strike      Balance     Strike     Balance     Strike
-------------------------------------------------------------------------------
02/18/05   $151,799,512    5.50    $107,454,148    5.49    $25,429,230    5.40
03/18/05    148,729,709    5.50     105,267,101    5.49     24,913,605    5.40
04/18/05    145,421,296    5.51     102,069,234    5.50     24,275,434    5.41
05/18/05    142,469,918    5.51      99,983,617    5.50     23,781,374    5.41
06/18/05    139,573,144    5.52      97,021,436    5.51     23,206,697    5.42
07/18/05    136,649,270    5.53      94,372,448    5.52     22,660,080    5.43
08/18/05    133,860,277    5.53      92,431,034    5.52     22,196,092    5.43
09/18/05    131,122,886    5.53      90,525,651    5.52     21,740,699    5.43
10/18/05    128,436,144    5.53      88,655,632    5.52     21,293,743    5.43
11/18/05    125,799,115    5.53      85,459,555    5.52     20,721,605    5.43
12/18/05    123,210,881    5.54      82,484,063    5.53     20,175,888    5.44
01/18/06    120,670,539    5.56      78,161,884    5.55     19,502,787    5.46
02/18/06    118,177,205    5.56      76,527,517    5.55     19,097,915    5.46
03/18/06    115,730,009    5.56      74,923,405    5.55     18,700,536    5.46
04/18/06    113,328,100    5.56      73,348,988    5.55     18,310,512    5.46
05/18/06    110,970,639    5.56      71,803,718    5.55     17,927,707    5.46
06/18/06    108,656,806    5.56      70,287,056    5.55     17,551,987    5.46
07/18/06    106,385,793    5.56      68,798,472    5.55     17,183,221    5.46
08/18/06    104,156,811    5.56      67,337,447    5.55     16,821,281    5.46
09/18/06    101,969,081    5.56      65,903,473    5.55     16,466,041    5.46
10/18/06     99,821,841    5.56      64,496,049    5.55     16,117,376    5.46
11/18/06     97,714,343    5.56      63,114,684    5.55     15,775,166    5.46
12/18/06     95,645,852    5.56      61,758,896    5.55     15,439,290    5.46
01/18/07     93,615,647    5.56      60,428,212    5.55     15,109,633    5.46
02/18/07     91,623,021    5.56      59,122,169    5.55     14,786,078    5.46
03/18/07     89,667,278    5.56      57,840,310    5.55     14,468,512    5.46
04/18/07     87,747,737    5.56      56,582,188    5.55     14,156,827    5.46
05/18/07     85,863,729    5.56      55,347,365    5.55     13,850,911    5.46
06/18/07     84,014,597    5.56      53,670,441    5.55     13,505,056    5.46
07/18/07     81,749,805    5.56      52,489,496    5.55     13,167,074    5.46
08/18/07     79,291,299    5.55      51,330,423    5.54     12,812,235    5.45
09/18/07     77,131,515    5.55      50,192,818    5.54     12,488,803    5.45
10/18/07     74,388,680    5.55      47,773,160    5.54     11,982,437    5.45
11/18/07     67,754,642    5.56      43,762,507    5.55     10,938,334    5.46
12/18/07     19,592,200    5.63       3,132,959    5.62      2,229,103    5.53
01/18/08      6,787,179    5.74              --    5.73        665,764    5.64
02/18/08      6,787,179    5.74                                665,764    5.64

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

               Class 5-A-1          Class 5-A-2        Class 5-A-3
           -------------------   ----------------   -----------------
              Class       Cap     Class      Cap      Class      Cap
  Date       Balance    Strike   Balance   Strike    Balance   Strike
---------------------------------------------------------------------
03/18/08   $6,787,179    5.74      $--              $665,764    5.64
04/18/08    6,787,179    5.74       --               665,764    5.64
05/18/08    6,787,179    5.74       --               665,764    5.64
06/18/08    6,787,179    5.74       --               665,764    5.64
07/18/08    6,787,179    5.74       --               665,764    5.64
08/18/08    6,787,179    5.74       --               665,764    5.64
09/18/08    6,787,179    5.74       --               665,764    5.64
10/18/08    6,787,179    5.74       --               665,764    5.64
11/18/08    6,787,179    5.74       --               665,764    5.64
12/18/08    6,787,179    5.74       --               665,764    5.64
01/18/09    6,787,179    5.74       --               665,764    5.64
02/18/09    6,787,179    5.74       --               665,764    5.64
03/18/09    6,787,179    5.74       --               665,764    5.64
04/18/09    6,787,179    5.74       --               665,764    5.64
05/18/09    6,787,179    5.74       --               665,764    5.64
06/18/09    6,787,179    5.73       --               665,764    5.63
07/18/09    6,787,179    5.73       --               665,764    5.63
08/18/09    6,787,179    5.73       --               665,764    5.63
09/18/09    6,787,179    5.73       --               665,764    5.63
10/18/09    6,787,179    5.73       --               665,764    5.63
11/18/09    6,787,179    5.73       --               665,764    5.63
12/18/09    2,935,477    5.56       --               287,945    5.46
01/18/10    1,093,151    5.50       --               107,229    5.40
02/18/10    1,044,985    5.50       --               102,504    5.40
03/18/10      997,723    5.50       --                97,868    5.40
04/18/10      951,350    5.50       --                93,319    5.40
05/18/10      905,847    5.50       --                88,856    5.40
06/18/10      861,200    5.50       --                84,476    5.40
07/18/10      817,391    5.50       --                80,179    5.40
08/18/10      774,406    5.50       --                75,963    5.40
09/18/10      732,229    5.50       --                71,825    5.40
10/18/10      690,844    5.50       --                67,766    5.40
11/18/10      650,238    5.50       --                63,783    5.40
12/18/10      610,395    5.50       --                59,874    5.40
01/18/11      571,301    5.50       --                56,040    5.40
02/18/11      532,942    5.50       --                52,277    5.40

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

               Class 5-A-1          Class 5-A-2        Class 5-A-3
           -------------------   ----------------   -----------------
              Class       Cap     Class      Cap      Class      Cap
  Date       Balance    Strike   Balance   Strike    Balance   Strike
---------------------------------------------------------------------
03/18/11     495,305     5.50       --               48,585     5.40
04/18/11     458,376     5.50       --               44,963     5.40
05/18/11     422,141     5.50       --               41,408     5.40
06/18/11     386,588     5.50       --               37,921     5.40
07/18/11     351,704     5.50       --               34,499     5.40
08/18/11     317,477     5.50       --               31,142     5.40
09/18/11     283,893     5.50       --               27,847     5.40
10/18/11     224,528     5.51       --               22,024     5.41
11/18/11     192,684     5.51       --               18,901     5.41
12/18/11          --     5.55       --                   --     5.45

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

               Class 5-M-1           Class 5-M-2           Class 5-B-1           Class 5-B-2
           -------------------   -------------------   -------------------   -------------------
              Class       Cap       Class       Cap       Class       Cap       Class       Cap
  Date       Balance    Strike     Balance    Strike     Balance    Strike     Balance    Strike
------------------------------------------------------------------------------------------------
02/18/05   $9,402,000    5.30    $6,852,000    4.80    $3,984,000    4.15    $1,912,000    4.15
03/18/05    9,402,000    5.30     6,852,000    4.80     3,984,000    4.15     1,912,000    4.15
04/18/05    9,402,000    5.31     6,852,000    4.81     3,984,000    4.16     1,912,000    4.16
05/18/05    9,402,000    5.31     6,852,000    4.81     3,984,000    4.16     1,912,000    4.16
06/18/05    9,402,000    5.32     6,852,000    4.82     3,984,000    4.17     1,912,000    4.17
07/18/05    9,402,000    5.33     6,852,000    4.83     3,984,000    4.18     1,912,000    4.18
08/18/05    9,402,000    5.33     6,852,000    4.83     3,984,000    4.18     1,912,000    4.18
09/18/05    9,402,000    5.33     6,852,000    4.83     3,984,000    4.18     1,912,000    4.18
10/18/05    9,402,000    5.33     6,852,000    4.83     3,984,000    4.18     1,912,000    4.18
11/18/05    9,402,000    5.33     6,852,000    4.83     3,984,000    4.18     1,912,000    4.18
12/18/05    9,402,000    5.34     6,852,000    4.84     3,984,000    4.19     1,912,000    4.19
01/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
02/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
03/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
04/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
05/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
06/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
07/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
08/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
09/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
10/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
11/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
12/18/06    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
01/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
02/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
03/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
04/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
05/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
06/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
07/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
08/18/07    9,402,000    5.35     6,852,000    4.85     3,984,000    4.20     1,912,000    4.20
09/18/07    9,402,000    5.35     6,852,000    4.85     3,984,000    4.20     1,912,000    4.20
10/18/07    9,402,000    5.35     6,852,000    4.85     3,984,000    4.20     1,912,000    4.20
11/18/07    9,402,000    5.36     6,852,000    4.86     3,984,000    4.21     1,912,000    4.21
12/18/07    9,402,000    5.43     6,852,000    4.93     3,984,000    4.28     1,912,000    4.28
01/18/08    9,402,000    5.54     6,852,000    5.04     3,984,000    4.39     1,912,000    4.39
02/18/08    9,402,000    5.54     6,852,000    5.04     3,984,000    4.39     1,912,000    4.39

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

               Class 5-M-1           Class 5-M-2           Class 5-B-1           Class 5-B-2
           -------------------   -------------------   -------------------   -------------------
              Class       Cap       Class       Cap       Class       Cap       Class       Cap
  Date       Balance    Strike     Balance    Strike     Balance    Strike     Balance    Strike
------------------------------------------------------------------------------------------------
03/18/08   $9,402,000    5.54    $6,852,000    5.04    $3,984,000    4.39    $1,912,000    4.39
04/18/08    9,402,000    5.54     6,852,000    5.04     3,984,000    4.39     1,912,000    4.39
05/18/08    9,402,000    5.54     6,852,000    5.04     3,984,000    4.39     1,860,893    4.39
06/18/08    9,402,000    5.54     6,852,000    5.04     3,984,000    4.39     1,278,675    4.39
07/18/08    9,402,000    5.54     6,852,000    5.04     3,984,000    4.39       707,295    4.39
08/18/08    9,402,000    5.54     6,852,000    5.04     3,984,000    4.39       146,552    4.39
09/18/08    9,402,000    5.54     6,852,000    5.04     3,580,249    4.39            --    4.39
10/18/08    9,402,000    5.54     6,852,000    5.04     3,040,191    4.39            --
11/18/08    9,402,000    5.54     6,852,000    5.04     2,510,189    4.39            --
12/18/08    9,402,000    5.54     6,852,000    5.04     1,990,056    4.39            --
01/18/09    9,402,000    5.54     6,852,000    5.04     1,479,609    4.39            --
02/18/09    9,402,000    5.54     6,852,000    5.04       978,667    4.39            --
03/18/09    9,402,000    5.54     6,852,000    5.04       487,055    4.39            --
04/18/09    9,402,000    5.54     6,852,000    5.04         4,599    4.39            --
05/18/09    9,402,000    5.54     6,220,977    5.04            --    4.39            --
06/18/09    9,402,000    5.53     5,704,492    5.03            --                    --
07/18/09    9,402,000    5.53     5,162,032    5.03            --                    --
08/18/09    9,402,000    5.53     4,621,512    5.03            --                    --
09/18/09    9,402,000    5.53     4,069,757    5.03            --                    --
10/18/09    9,402,000    5.53     3,545,093    5.03            --                    --
11/18/09    9,402,000    5.53       661,860    5.03            --                    --
12/18/09           --    5.36            --    4.86            --                    --

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------

Description of the Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. 39.43% of the Group 1 Mortgage Loans require only the payment of interest through the fixed rate period of the loan. 48.25% of the Group 1 Mortgage Loans require only the payment of interest through the first 10 years of the loan. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.125% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                          Collateral Summary    Range (if applicable)
                                                         --------------------   ---------------------
Total Outstanding Loan Balance                                $144,556,757.85
Total Number of Loans                                                     466
Average Loan Principal Balance                                $       310,208   $10,000 to $2,000,000
WA Gross Coupon                                                        5.347%        4.125% to 5.750%
WA FICO                                                                   708              620 to 809
WA Original Term                                                   360 months
WA Remaining Term                                                  359 months       354 to 360 months
WA OLTV                                                                75.02%         6.80% to 95.00%
WA Months to First Rate Adjustment Date                             35 months         30 to 36 months
WA Gross Margin                                                        2.533%        2.250% to 2.750%
WA Rate Ceiling                                                       11.347%      10.125% to 11.750%
Geographic Concentration of Mortgaged Properties         CA            46.49%
(Top 5 States) based on the Aggregate Stated Principal   IL             5.95%
Balance                                                  FL             5.12%
                                                         NY             5.02%
                                                         NV             4.69%

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   333       $118,278,902.84        81.82%
Investor Property                   110         20,457,181.10        14.15
Second Home                          23          5,820,673.91         4.03
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             263       $ 84,591,253.31        58.52%
PUD Detached                         63         18,540,812.65        12.83
2-4 Family                           37         13,142,415.94         9.09
PUD                                  15          7,696,797.33         5.32
Condo - Low                          36          6,789,526.59         4.70
Condominium                          20          6,610,926.39         4.57
PUD Attached                         26          5,603,125.64         3.88
Condo - High                          3          1,091,600.00         0.76
Cooperative                           2            314,900.00         0.22
Townhouse                             1            175,400.00         0.12
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            265       $ 78,846,026.32        54.54%
Refinance-Cashout                   120         41,352,911.02        28.61
Refinance-Rate/Term                  81         24,357,820.51        16.85
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          168       $ 67,207,166.31        46.49%
Illinois                             38          8,596,357.31         5.95
Florida                              30          7,399,951.20         5.12
New York                             21          7,250,713.01         5.02
Nevada                               23          6,780,905.48         4.69
Arizona                              23          5,273,959.11         3.65
Washington                           18          5,103,165.87         3.53
Massachusetts                        14          4,811,344.48         3.33
Maryland                             15          4,454,160.94         3.08
Virginia                             17          4,346,729.29         3.01
Colorado                             14          3,046,992.82         2.11
New Jersey                            8          2,639,487.00         1.83
North Carolina                        6          2,322,049.14         1.61
Minnesota                             7          1,897,977.40         1.31
Michigan                              6          1,888,515.45         1.31
Georgia                              10          1,694,950.00         1.17
Texas                                 7          1,629,577.26         1.13
Missouri                              5          1,136,861.30         0.79
Rhode Island                          2            878,546.63         0.61
Oregon                                3            794,150.00         0.55
Connecticut                           4            771,450.00         0.53
New Mexico                            2            697,500.00         0.48
South Carolina                        4            693,029.36         0.48
Indiana                               1            400,000.00         0.28
Idaho                                 3            388,400.00         0.27
Oklahoma                              1            383,199.99         0.27
Pennsylvania                          4            368,547.69         0.25
Utah                                  5            350,000.00         0.24
New Hampshire                         1            346,020.84         0.24
Hawaii                                1            313,050.00         0.22
Montana                               1            260,499.99         0.18
Kentucky                              1            181,000.00         0.13
Ohio                                  1            133,200.00         0.09
Tennessee                             1             78,399.99         0.05
Kansas                                1             38,900.00         0.03
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.38% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      6       $    212,551.49         0.15%
50,000.01 - 100,000.00               30          2,404,273.08         1.66
100,000.01 - 150,000.00              45          5,591,438.76         3.87
150,000.01 - 200,000.00              74         12,940,133.54         8.95
200,000.01 - 250,000.00              48         10,714,819.62         7.41
250,000.01 - 300,000.00              50         13,648,978.70         9.44
300,000.01 - 350,000.00              54         17,703,187.67        12.25
350,000.01 - 400,000.00              55         20,796,469.36        14.39
400,000.01 - 450,000.00              30         12,842,348.53         8.88
450,000.01 - 500,000.00              24         11,592,482.09         8.02
500,000.01 - 550,000.00              10          5,320,134.00         3.68
550,000.01 - 600,000.00               6          3,486,888.67         2.41
600,000.01 - 650,000.00              16         10,251,700.89         7.09
650,000.01 - 700,000.00               5          3,426,075.11         2.37
750,000.01 - 800,000.00               2          1,530,000.00         1.06
800,000.01 - 850,000.00               1            812,500.00         0.56
950,000.01 - 1,000,000.00             7          6,893,426.33         4.77
1,000,000.01 - 1,500,000.00           2          2,389,350.00         1.65
1,500,000.01 - 2,000,000.00           1          2,000,000.00         1.38
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $310,208.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                          1       $      9,999.99         0.01%
20.01 - 25.00                         1            165,000.00         0.11
25.01 - 30.00                         1             63,600.00         0.04
35.01 - 40.00                         2            575,499.90         0.40
40.01 - 45.00                         4          1,715,057.00         1.19
45.01 - 50.00                         5          2,085,753.72         1.44
50.01 - 55.00                         3            546,900.00         0.38
55.01 - 60.00                         6          3,364,570.42         2.33
60.01 - 65.00                        16          8,727,778.78         6.04
65.01 - 70.00                        43         16,157,901.89        11.18
70.01 - 75.00                        60         22,806,289.99        15.78
75.01 - 80.00                       300         82,553,967.13        57.11
80.01 - 85.00                         1            102,000.00         0.07
85.01 - 90.00                        20          4,851,728.31         3.36
90.01 - 95.00                         3            830,710.71         0.57
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 75.02%.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Interest      Mortgage     Balance as of    Pool Principal
          Rates (%)                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         3       $  1,595,487.00         1.10%
4.251 - 4.500                         3          1,317,394.49         0.91
4.501 - 4.750                        29          9,648,208.71         6.67
4.751 - 5.000                        46         15,795,719.45        10.93
5.001 - 5.250                        85         25,401,196.65        17.57
5.251 - 5.500                       153         46,874,314.49        32.43
5.501 - 5.750                       147         43,924,437.06        30.39
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.347% per annum.

                 Gross Margins of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.250                       154       $ 62,808,452.85        43.45%
2.501 - 2.750                       312         81,748,305.00        56.55
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Gross Margin of the Group 1
     Mortgage Loans is expected to be approximately 2.533% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.001 - 11.000                      81       $ 28,356,809.65        19.62%
11.001 - 12.000                     385        116,199,948.20        80.38
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.347% per annum.

            First Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
December 1,2007                     339       $103,700,247.03        71.74%
January 1,2008                       71         22,488,576.00        15.56
July 1,2007                           2            303,568.82         0.21
November 1,2007                      42         13,246,960.12         9.16
October 1,2007                        8          3,586,805.88         2.48
September 1,2007                      4          1,230,600.00         0.85
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           466       $144,556,757.85       100.00%
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal   Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $  1,309,650.00         0.91%
751 - 800                            84         25,854,500.71        17.89
701 - 750                           191         56,396,531.29        39.01
651 - 700                           141         45,399,488.10        31.41
601 - 650                            45         15,596,587.75        10.79
------------------------------------------------------------------------------
Total:                              466       $144,556,757.85       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of the Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 47.53% of the Group 2 Mortgage Loans require only the payment of interest through the fixed rate period of the loan. 14.24% of the Group 2 Mortgages require only the payment on interest through the first 10 years of the loan. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 11.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

None of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary   Range (if applicable)
                                          ------------------   ---------------------
Total Outstanding Loan Balance                  $172,331,502
Total Number of Loans                                    595
Average Loan Principal Balance                      $289,633   $40,000 to $1,250,000
WA Gross Coupon                                       5.454%        4.375% to 6.000%
WA FICO                                                  727              622 to 810
WA Original Term                                  360 months
WA Remaining Term                                 359 months       356 to 360 months
WA OLTV                                               73.57%       17.39% to 100.00%
WA Months to First Rate Adjustment Date             59 month         56 to 61 months
WA Gross Margin                                       2.335%         2.250% to 2.75%
WA Rate Ceiling                                      10.454%       9.375% to 11.000%
Geographic Concentration of Mortgaged     CA          49.59%
Properties (Top 5 States) based on the    FL           8.19%
Aggregate Stated Principal Balance        VA           4.66%
                                          MD           3.75%
                                          IL           2.86%

--------------------------------------------------------------------------------

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal   Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   512       $153,664,450.52        89.17%
Second Home                          43         10,173,981.02         5.90
Investor Property                    40          8,493,070.28         4.93
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal   Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             340       $103,522,502.01        60.07%
PUD Detached                        100         31,663,628.02        18.37
Condominium                          78         18,651,622.17        10.82
PUD Attached                         34          8,084,418.03         4.69
2-4 Family                           27          7,123,480.98         4.13
Condo - Low                           6          1,240,600.00         0.72
Condo - High                          3            929,849.99         0.54
Townhouse                             4            539,400.62         0.31
PUD                                   2            376,000.00         0.22
Cooperative                           1            200,000.00         0.12
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal   Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            396      $109,078,332.56         63.30%
Refinance-Cashout                   113        37,116,396.64         21.54
Refinance-Rate/Term                  86        26,136,772.63         15.17
------------------------------------------------------------------------------
Total:                              595      $172,331,501.82        100.00%
==============================================================================

Banc Of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          223       $ 85,453,081.15         49.59%
Florida                              69         14,106,426.26          8.19
Virginia                             28          8,037,219.84          4.66
Maryland                             23          6,462,105.24          3.75
Illinois                             20          4,931,313.27          2.86
North Carolina                       26          4,717,100.58          2.74
New York                             13          4,704,147.33          2.73
Nevada                               20          4,611,827.33          2.68
Colorado                             14          3,877,204.78          2.25
South Carolina                       17          3,480,455.76          2.02
Massachusetts                        12          3,437,561.52          1.99
Arizona                              20          3,435,009.92          1.99
Washington                           13          3,078,174.97          1.79
District of Columbia                  6          2,641,644.62          1.53
Michigan                              7          2,096,908.43          1.22
Oregon                               11          2,015,466.65          1.17
New Jersey                            4          1,767,427.00          1.03
Connecticut                           6          1,652,184.05          0.96
Texas                                 8          1,599,141.69          0.93
Georgia                               6          1,102,168.23          0.64
Indiana                               2            980,670.48          0.57
New Mexico                            3            779,032.95          0.45
Minnesota                             4            744,315.27          0.43
Iowa                                  4            717,595.28          0.42
Delaware                              2            651,950.00          0.38
Tennessee                             4            650,092.55          0.38
Missouri                              6            633,050.19          0.37
Rhode Island                          2            617,024.99          0.36
Pennsylvania                          3            549,656.13          0.32
Hawaii                                2            444,774.34          0.26
Vermont                               2            439,300.00          0.25
Utah                                  3            372,427.45          0.22
Maine                                 2            353,000.00          0.20
Kansas                                1            343,200.00          0.20
Idaho                                 1            150,400.00          0.09
Alabama                               2            136,122.51          0.08
Arkansas                              1            134,000.00          0.08
West Virginia                         1            111,121.07          0.06
Nebraska                              1            105,200.00          0.06
Oklahoma                              1             98,000.00          0.06
Ohio                                  1             74,000.00          0.04
Kentucky                              1             40,000.00          0.02
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.27% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      2      $      89,847.79         0.05%
50,000.01 - 100,000.00               35          3,008,700.79         1.75
100,000.01 - 150,000.00              95         12,043,176.69         6.99
150,000.01 - 200,000.00              84         14,787,139.75         8.58
200,000.01 - 250,000.00              75         16,846,940.57         9.78
250,000.01 - 300,000.00              69         18,859,263.36        10.94
300,000.01 - 350,000.00              66         21,534,800.76        12.50
350,000.01 - 400,000.00              40         15,041,730.73         8.73
400,000.01 - 450,000.00              38         16,368,637.25         9.50
450,000.01 - 500,000.00              38         18,260,078.96        10.60
500,000.01 - 550,000.00              18          9,531,488.35         5.53
550,000.01 - 600,000.00               8          4,606,813.50         2.67
600,000.01 - 650,000.00               8          5,134,836.00         2.98
650,000.01 - 700,000.00               4          2,736,050.74         1.59
700,000.01 - 750,000.00               5          3,675,191.59         2.13
800,000.01 - 850,000.00               2          1,626,950.00         0.94
900,000.01 - 950,000.00               4          3,765,250.00         2.18
950,000.01 - 1,000,000.00             1            998,000.00         0.58
1,000,000.01 - 1,500,000.00           3          3,416,605.00         1.98
------------------------------------------------------------------------------
Total:                              595      $ 172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $289,633.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                         1       $    200,000.00         0.12%
20.01 - 25.00                         2            409,000.00         0.24
25.01 - 30.00                         4          1,299,840.92         0.75
30.01 - 35.00                         2            300,283.00         0.17
35.01 - 40.00                         7          3,030,365.00         1.76
40.01 - 45.00                         7          1,627,014.50         0.94
45.01 - 50.00                         9          3,032,127.34         1.76
50.01 - 55.00                        11          3,482,196.38         2.02
55.01 - 60.00                        17          4,958,701.92         2.88
60.01 - 65.00                        28         11,933,863.15         6.92
65.01 - 70.00                        49         17,908,461.52        10.39
70.01 - 75.00                        58         20,376,613.19        11.82
75.01 - 80.00                       374         97,474,087.88        56.56
80.01 - 85.00                         7          1,930,144.49         1.12
85.01 - 90.00                        14          3,165,597.62         1.84
90.01 - 95.00                         4          1,063,204.92         0.62
95.01 - 100.00                        1            140,000.00         0.08
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.57%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Interest      Mortgage     Balance as of    Pool Principal
           Rates (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         7       $  2,106,900.90         1.22%
4.501 - 4.750                        22          6,148,989.06         3.57
4.751 - 5.000                        56         17,669,745.53        10.25
5.001 - 5.250                        99         29,218,512.23        16.95
5.251 - 5.500                       157         45,321,832.94        26.30
5.501 - 5.750                       148         41,679,224.09        24.19
5.751 - 6.000                       106         30,186,297.08        17.52
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.454% per annum.

                Gross Margins of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.250                       487       $142,964,079.15        82.96%
2.501 - 2.750                       108         29,367,422.67        17.04
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Gross Margin of the Group 2
     Mortgage Loans is expected to be approximately 2.335% per annum.

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                       85       $ 25,925,635.49        15.04%
10.001 - 11.000                     510        146,405,866.33        84.96
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.454% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
December 1,2009                     325       $ 89,392,845.92        51.87%
February 1,2010                       2            592,000.00         0.34
January 1,2010                      233         73,120,776.91        42.43
November 1,2009                      30          8,415,136.76         4.88
October 1,2009                        4            712,742.24         0.41
September 1,2009                      1             98,000.00         0.06
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           595       $172,331,501.82       100.00%
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            11       $  3,740,918.05         2.17%
751 - 800                           154         45,089,515.48        26.16
701 - 750                           271         75,107,818.00        43.58
651 - 700                           150         45,449,257.16        26.37
601 - 650                             9          2,943,993.13         1.71
------------------------------------------------------------------------------
Total:                              595       $172,331,501.82       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 3 Collateral Summary
--------------------------------------------------------------------------------

Description of the Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 3 Mortgage Loans require only the payment of interest. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

None of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary   Range (if applicable)
                                          ------------------   ---------------------
Total Outstanding Loan Balance                   $32,398,102
Total Number of Loans                                     85
Average Loan Principal Balance                      $381,154     $93,739 to $968,506
WA Gross Coupon                                       6.120%        4.625% to 6.750%
WA FICO                                                  718              549 to 813
WA Original Term                                  358 months       192 to 360 months
WA Remaining Term                                 325 months       161 to 329 months
WA OLTV                                               66.04%        24.17% to 95.00%
WA Months to First Rate Adjustment Date            27 months         22 to 29 months
WA Gross Margin                                       2.250%
WA Rate Ceiling                                      11.120%       9.625% to 11.750%
Geographic Concentration of Mortgaged     CA          48.91%
Properties (Top 5 States) based on the    FL           8.04%
Aggregate Stated Principal Balance        VA           6.41%
                                          NV           5.03%
                                          MD           4.64%

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    75       $28,974,777.66         89.43%
Second Home                           9         3,124,532.06          9.64
Investor Property                     1           298,791.89          0.92
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              48       $19,138,694.84         59.07%
PUD                                  24         8,357,286.69         25.80
Condominium                          12         4,437,533.88         13.70
2-4 Family                            1           464,586.20          1.43
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             31       $13,351,007.28         41.21%
Refinance-Rate/Term                  37        12,787,293.81         39.47
Refinance-Cashout                    17         6,259,800.52         19.32
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           39       $15,846,713.69         48.91%
Florida                               8         2,606,340.68          8.04
Virginia                              6         2,077,043.23          6.41
Nevada                                3         1,630,588.62          5.03
Maryland                              4         1,503,960.74          4.64
Texas                                 4         1,277,114.49          3.94
North Carolina                        3         1,020,631.99          3.15
Massachusetts                         2           968,593.40          2.99
New York                              2           874,762.06          2.70
Georgia                               2           657,572.71          2.03
Colorado                              2           645,222.92          1.99
Washington                            1           605,619.86          1.87
South Carolina                        2           599,223.53          1.85
Illinois                              2           517,645.65          1.60
Wisconsin                             2           517,513.08          1.60
Connecticut                           1           406,842.05          1.26
Pennsylvania                          1           325,629.63          1.01
Idaho                                 1           317,083.28          0.98
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.99% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of     Pool Principal
     Principal Balances ($)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
50,000.01 - 100,000.00                1       $    93,738.67          0.29%
100,000.01 - 150,000.00               1           109,462.07          0.34
150,000.01 - 200,000.00               1           187,861.60          0.58
200,000.01 - 250,000.00               2           422,584.97          1.30
250,000.01 - 300,000.00              10         2,967,049.35          9.16
300,000.01 - 350,000.00              34        10,740,855.54         33.15
350,000.01 - 400,000.00              14         5,154,576.50         15.91
400,000.01 - 450,000.00               5         2,091,102.85          6.45
450,000.01 - 500,000.00               3         1,428,536.33          4.41
500,000.01 - 550,000.00               3         1,539,434.90          4.75
550,000.01 - 600,000.00               1           571,808.02          1.76
600,000.01 - 650,000.00               5         3,117,548.14          9.62
650,000.01 - 700,000.00               1           688,560.75          2.13
700,000.01 - 750,000.00               2         1,419,619.60          4.38
850,000.01 - 900,000.00               1           896,856.38          2.77
950,000.01 - 1,000,000.00             1           968,505.94          2.99
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $381,154.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value       Mortgage      Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         2        $ 1,001,382.42         3.09%
25.01 - 30.00                         3          1,462,818.30         4.52
30.01 - 35.00                         1            317,083.28         0.98
35.01 - 40.00                         2            970,718.53         3.00
40.01 - 45.00                         3            766,640.67         2.37
45.01 - 50.00                         3          1,190,753.53         3.68
50.01 - 55.00                         2          1,598,493.65         4.93
55.01 - 60.00                         6          1,844,473.10         5.69
60.01 - 65.00                         9          3,558,872.31        10.98
65.01 - 70.00                        10          3,851,535.48        11.89
70.01 - 75.00                        11          3,726,694.25        11.50
75.01 - 80.00                        27          9,890,183.73        30.53
85.01 - 90.00                         4          1,515,258.85         4.68
90.01 - 95.00                         2            703,193.51         2.17
------------------------------------------------------------------------------
Total:                               85        $32,398,101.61       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 66.04%.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
  Current Mortgage Interest      Mortgage      Balance as of    Pool Principal
           Rates%                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         1       $   356,305.66          1.10%
4.751 - 5.000                         1           353,400.28          1.09
5.001 - 5.250                         4         1,355,501.04          4.18
5.251 - 5.500                         5         1,848,400.85          5.71
5.501 - 5.750                        10         3,291,042.07         10.16
5.751 - 6.000                        16         5,536,958.77         17.09
6.001 - 6.250                        18         7,185,385.32         22.18
6.251 - 6.500                        20         8,466,225.19         26.13
6.501 - 6.750                        10         4,004,882.43         12.36
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 6.120% per annum.

                Gross Margins of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                85       $32,398,101.61        100.00%
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Gross Margin of the Group 3
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                        2        $   709,705.94         2.19%
10.001 - 11.000                      35         12,031,902.73        37.14
11.001 - 12.000                      48         19,656,492.94        60.67
------------------------------------------------------------------------------
Total:                               85        $32,398,101.61       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 11.120% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
April 1,2007                          4        $ 1,235,519.26         3.81%
December 1,2006                       6          1,825,365.62         5.63
February 1,2007                       5          1,330,234.44         4.11
January 1,2007                       12          3,634,512.96        11.22
June 1,2007                          40         17,697,598.09        54.63
March 1,2007                          3          1,027,151.65         3.17
May 1,2007                           11          4,517,631.83        13.94
November 1,2006                       4          1,130,087.76         3.49
------------------------------------------------------------------------------
Total:                               85        $32,398,101.61       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 27 months.

                Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1        $   365,098.67         1.13%
321 - 340                            84         32,033,002.94        98.87
------------------------------------------------------------------------------
Total:                               85        $32,398,101.61       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 325 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
          Credit Scores            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             1       $   303,473.67          0.94%
751 - 800                            31        11,470,584.36         35.41
701 - 750                            29        11,192,662.73         34.55
651 - 700                            13         4,383,601.01         13.53
601 - 650                             7         3,507,406.32         10.83
551 - 600                             3         1,122,125.08          3.46
501 - 550                             1           418,248.44          1.29
------------------------------------------------------------------------------
Total:                               85       $32,398,101.61        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 4 Collateral Summary
--------------------------------------------------------------------------------

Description of the Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of One-Year LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. 29.05% of the Group 4 Mortgage Loans require only the payment of interest until the 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR and One-Year CMT index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR and One-Year CMT Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.500% to 11.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                            Collateral Summary   Range (if applicable)
                                            ------------------   ---------------------
Total Outstanding Loan Balance                    $158,914,257
Total Number of Loans                                      303
Average Loan Principal Balance                        $524,469   $73,500 to $2,017,242
WA Gross Coupon                                         5.415%        4.000% to 6.875%
WA FICO                                                    736              620 to 812
WA Original Term                                    360 months       240 to 360 months
WA Remaining Term                                   358 months       239 to 360 months
WA OLTV                                                 65.97%        20.22% to 90.00%
WA Months to First Rate Adjustment Date             119 months       117 to 120 months
WA Gross Margin                                         2.566%        2.250% to 2.750%
WA Rate Ceiling                                        10.416%       9.500% to 11.875%
Geographic Concentration of Mortgaged       CA          69.14%
Properties (Top 5 States) based             IL           5.43%
on the Aggregate Stated Principal Balance   FL           3.05%
                                            MA           2.45%
                                            MD           2.41%

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
          Occupancy                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                   284       $150,583,359.82        94.76%
Second Home                          19          8,330,896.92         5.24
--------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
          Property Type            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             243       $130,684,119.19        82.24%
PUD                                  23         12,231,253.78         7.70
Condominium                          16          6,510,223.67         4.10
PUD Detached                          8          3,548,716.00         2.23
Condo - Low                           7          3,131,293.08         1.97
Condo - High                          2          1,028,858.57         0.65
2-4 Family                            2            967,902.45         0.61
PUD Attached                          2            811,890.00         0.51
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
          Purpose                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            153       $ 79,816,288.41        50.23%
Refinance-Rate/Term                  93         52,102,449.86        32.79
Refinance-Cashout                    57         26,995,518.47        16.99
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
         Geographic Area           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          199       $109,865,544.91        69.14%
Illinois                             14          8,624,548.16         5.43
Florida                              12          4,851,014.45         3.05
Massachusetts                         7          3,896,479.12         2.45
Maryland                              8          3,822,368.09         2.41
New Jersey                            7          2,805,590.67         1.77
Washington                            6          2,674,093.97         1.68
Georgia                               5          2,395,175.63         1.51
New York                              5          2,383,297.75         1.50
Pennsylvania                          5          2,052,811.51         1.29
Virginia                              5          1,857,738.62         1.17
Minnesota                             3          1,578,045.01         0.99
Oregon                                3          1,481,042.91         0.93
Texas                                 3          1,460,678.52         0.92
Maine                                 2          1,382,442.19         0.87
District of Columbia                  2          1,254,542.15         0.79
Michigan                              3          1,190,514.98         0.75
North Carolina                        3          1,002,800.00         0.63
Colorado                              2            724,845.85         0.46
Hawaii                                1            649,254.43         0.41
Nevada                                1            607,500.00         0.38
Arizona                               2            550,000.00         0.35
Alabama                               1            470,116.66         0.30
Ohio                                  1            434,001.61         0.27
West Virginia                         1            390,000.00         0.25
Kentucky                              1            336,000.00         0.21
Iowa                                  1            173,809.55         0.11
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.76% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan        Mortgage      Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
50,000.01 - 100,000.00                2       $    168,500.00         0.11%
100,000.01 - 150,000.00               3            378,635.82         0.24
150,000.01 - 200,000.00               5            916,297.85         0.58
200,000.01 - 250,000.00               4            871,571.08         0.55
250,000.01 - 300,000.00               3            859,736.03         0.54
300,000.01 - 350,000.00              32         10,840,798.27         6.82
350,000.01 - 400,000.00              45         16,980,330.61        10.69
400,000.01 - 450,000.00              31         13,321,313.24         8.38
450,000.01 - 500,000.00              40         19,103,896.53        12.02
500,000.01 - 550,000.00              37         19,408,727.48        12.21
550,000.01 - 600,000.00              18         10,377,422.70         6.53
600,000.01 - 650,000.00              33         20,854,160.56        13.12
650,000.01 - 700,000.00               8          5,434,794.96         3.42
700,000.01 - 750,000.00               6          4,369,975.74         2.75
750,000.01 - 800,000.00               7          5,437,945.33         3.42
800,000.01 - 850,000.00               5          4,117,905.77         2.59
850,000.01 - 900,000.00               3          2,672,052.69         1.68
900,000.01 - 950,000.00               1            920,000.00         0.58
950,000.01 - 1,000,000.00            17         16,765,538.43        10.55
1,000,000.01 - 1,500,000.00           1          1,097,411.60         0.69
1,500,000.01 - 2,000,000.00           1          2,000,000.00         1.26
2,000,000.01 - 2,500,000.00           1          2,017,242.05         1.27
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $524,469.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value       Mortgage      Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         2       $    579,360.47         0.36%
25.01 - 30.00                         2            728,775.53         0.46
30.01 - 35.00                         2          1,134,648.11         0.71
35.01 - 40.00                         9          5,534,578.63         3.48
40.01 - 45.00                        13          7,133,197.61         4.49
45.01 - 50.00                        15         10,130,571.69         6.37
50.01 - 55.00                        19         13,986,100.00          8.8
55.01 - 60.00                        24         12,133,146.29         7.64
60.01 - 65.00                        29         14,613,547.94         9.20
65.01 - 70.00                        40         20,940,122.60        13.18
70.01 - 75.00                        34         17,547,204.45        11.04
75.01 - 80.00                       111         53,175,470.83        33.46
80.01 - 85.00                         1            493,000.00         0.31
85.01 - 90.00                         2            784,532.59         0.49
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 65.97%.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Interest     Mortgage      Balance as of    Pool Principal
           Rates (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                         1       $    345,600.00         0.22%
4.251 - 4.500                         1            797,889.07         0.50
4.501 - 4.750                         4          2,267,330.57         1.43
4.751 - 5.000                        27         16,738,334.30        10.53
5.001 - 5.250                        67         40,425,939.25        25.44
5.251 - 5.500                        94         48,407,573.08        30.46
5.501 - 5.750                        72         34,943,632.11        21.99
5.751 - 6.000                        28         11,759,688.36         7.40
6.001 - 6.250                         5          1,897,000.00         1.19
6.251 - 6.500                         2            552,500.00         0.35
6.501 - 6.750                         1            382,770.00         0.24
6.751 - 7.000                         1            396,000.00         0.25
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.415% per annum.

                Gross Margins of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.250                       127       $ 58,495,570.99        36.81%
2.501 - 2.750                       176        100,418,685.75        63.19
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Gross Margin of the Group 4
     Mortgage Loans is expected to be approximately 2.566% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                       33       $ 20,149,153.94        12.68%
10.001 - 11.000                     261        135,536,832.80        85.29
11.001 - 12.000                       9          3,228,270.00         2.03
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.416% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
December 1, 2014                    209       $108,849,409.87        68.50%
January 1, 2015                      25         11,531,046.00         7.26
November 1, 2014                     55         31,433,250.63        19.78
October 1, 2014                      14          7,100,550.24         4.47
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
221 - 240                             1       $    216,010.24         0.14%
281 - 300                             1            455,573.14         0.29
341 - 360                           301        158,242,673.36        99.58
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 358 months.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            13       $  6,243,316.18         3.93%
751 - 800                           112         63,145,984.28        39.74
701 - 750                           108         51,635,508.18        32.49
651 - 700                            56         29,116,422.46        18.32
601 - 650                             9          5,892,971.54         3.71
Not Scored                            5          2,880,054.10         1.81
------------------------------------------------------------------------------
Total:                              303       $158,914,256.74       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 5 Collateral Summary
--------------------------------------------------------------------------------

Description of the Group 5 Mortgage Loans

The Group 5 Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate ranging from the first month to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. 13.40% of the Group 5 Mortgage Loans require only the payment of interest through the fixed rate period of the loan. 71.53% of the Group 5 Mortgage Loans require only the payment of interest through the first 10 years of the loan. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.750% to 14.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 5 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                           $318,707,305
Total Number of Loans                                           1,224
Average Loan Principal Balance                               $260,382   $29,200 to $1,353,000
WA Gross Coupon                                                6.054%        3.750% to 8.250%
WA FICO                                                           701              616 to 817
WA Original Term                                           360 months       300 to 360 months
WA Remaining Term                                          359 months       299 to 360 months
WA OLTV                                                        76.93%        7.00% to 100.00%
WA Months to First or Next Rate Adjustment Date             40 months         1 to 119 months
WA Gross Margin                                                2.652%        1.750% to 2.750%
WA Rate Ceiling                                               11.848%       9.750% to 14.250%
Geographic Concentration of Mortgaged Properties   CA          34.41%
(Top 5 States) based on the Aggregate Stated       FL           8.15%
Principal Balance                                  NV           5.81%
                                                   MA           5.32%
                                                   AZ           5.26%

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    536      $176,945,840.08        55.52%
Investor Property                    641       127,863,347.35        40.12
Second Home                           47        13,898,117.48         4.36
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 5 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              634      $171,752,962.43        53.89%
2-4 Family                           169        50,227,928.21        15.76
PUD Detached                         213        49,527,368.62        15.54
Condo - Low                          112        20,584,255.31         6.46
PUD                                   19         9,418,950.06         2.96
PUD Attached                          42         7,292,885.38         2.29
Condominium                           21         6,751,604.92         2.12
Condo - High                          13         2,957,849.98         0.93
Cooperative                            1           193,500.00         0.06
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 5 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             780      $192,708,136.64        60.47%
Refinance-Cashout                    269        76,879,102.71        24.12
Refinance-Rate/Term                  175        49,120,065.55        15.41
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           279      $109,705,872.28        34.42%
Florida                              119        25,963,219.52         8.15
Nevada                                78        18,514,099.77         5.81
Massachusetts                         44        16,951,621.31         5.32
Arizona                               95        16,751,204.96         5.26
New York                              43        14,759,003.63         4.63
Illinois                              45        11,540,937.80         3.62
Washington                            56        11,436,992.15         3.59
Virginia                              37        10,692,838.71         3.36
Colorado                              46         9,390,624.05         2.95
New Jersey                            31         9,100,622.10         2.86
Maryland                              34         8,141,699.94         2.55
Georgia                               50         7,210,388.72         2.26
Texas                                 38         6,627,430.20         2.08
Oregon                                33         6,146,680.86         1.93
Connecticut                           14         4,152,995.78         1.30
Ohio                                  27         4,025,063.55         1.26
Utah                                  22         3,310,098.11         1.04
Michigan                              21         3,260,711.26         1.02
Minnesota                             16         3,110,919.19         0.98
District of Columbia                   7         2,163,362.65         0.68
Pennsylvania                          11         1,731,658.34         0.54
Tennessee                              7         1,725,500.00         0.54
Idaho                                 11         1,462,357.31         0.46
North Carolina                         9         1,216,915.73         0.38
New Hampshire                          4         1,147,639.64         0.36
Nebraska                               3         1,127,700.31         0.35
South Carolina                         9         1,122,709.55         0.35
Montana                                6           949,150.00         0.30
Missouri                               5           922,900.00         0.29
Wisconsin                              4           871,453.91         0.27
Alabama                                2           800,896.00         0.25
Rhode Island                           2           564,000.00         0.18
Maine                                  1           459,573.94         0.14
Indiana                                4           439,000.00         0.14
Kansas                                 5           376,400.00         0.12
New Mexico                             1           204,000.00         0.06
Louisiana                              1           190,321.67         0.06
Wyoming                                1           166,209.13         0.05
Kentucky                               2           137,532.84         0.04
Vermont                                1           135,000.00         0.04
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.70% of the Group 5
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                     22       $    917,072.57         0.29%
50,000.01 - 100,000.00              112          9,178,349.03         2.88
100,000.01 - 150,000.00             273         33,987,184.53        10.66
150,000.01 - 200,000.00             182         32,049,629.45        10.06
200,000.01 - 250,000.00             140         31,461,772.57         9.87
250,000.01 - 300,000.00             107         29,358,230.85         9.21
300,000.01 - 350,000.00              81         26,322,079.50         8.26
350,000.01 - 400,000.00              90         34,071,198.66        10.69
400,000.01 - 450,000.00              56         23,857,787.93         7.49
450,000.01 - 500,000.00              52         24,958,898.83         7.83
500,000.01 - 550,000.00              31         16,217,238.73         5.09
550,000.01 - 600,000.00              20         11,549,592.97         3.62
600,000.01 - 650,000.00              17         10,891,925.78         3.42
650,000.01 - 700,000.00              13          8,895,021.99         2.79
700,000.01 - 750,000.00               5          3,619,500.00         1.14
750,000.01 - 800,000.00               4          3,124,658.76         0.98
800,000.01 - 850,000.00               6          5,027,400.00         1.58
850,000.01 - 900,000.00               3          2,626,127.06         0.82
900,000.01 - 950,000.00               1            938,700.00         0.29
950,000.01 - 1,000,000.00             7          6,984,085.69         2.19
1,000,000.01 - 1,500,000.00           2          2,670,850.00         0.84
------------------------------------------------------------------------------
Total:                            1,224       $318,707,304.91       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 5 Mortgage Loans is expected to be approximately $260,382.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
            Ratios (%)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                           1      $    420,000.00         0.13%
10.01 - 15.00                          1           225,000.00         0.07
15.01 - 20.00                          1            75,000.00         0.02
20.01 - 25.00                          2           842,673.00         0.26
25.01 - 30.00                          1           149,799.99         0.05
35.01 - 40.00                          1           154,999.99         0.05
40.01 - 45.00                          4         3,615,599.00         1.13
45.01 - 50.00                          4           889,135.00         0.28
50.01 - 55.00                          8         2,753,261.20         0.86
55.01 - 60.00                         16         6,798,373.97         2.13
60.01 - 65.00                         26        10,841,624.40         3.40
65.01 - 70.00                         79        26,503,285.68         8.32
70.01 - 75.00                         85        27,969,171.68         8.78
75.01 - 80.00                        907       216,120,367.66        67.81
80.01 - 85.00                         11         3,094,406.00         0.97
85.01 - 90.00                         45         9,735,176.35         3.05
90.01 - 95.00                         31         8,302,641.92         2.61
95.01 - 100.00                         1           216,789.08         0.07
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately 76.93%.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Interest        Mortgage      Balance as of    Pool Principal
Rates%                             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                          1      $    185,348.81         0.06%
3.751 - 4.000                          4         1,878,200.17         0.59
4.001 - 4.250                          4         1,806,651.99         0.57
4.251 - 4.500                          6         2,911,464.73         0.91
4.501 - 4.750                         11         2,877,987.02         0.90
4.751 - 5.000                         26         6,714,579.27         2.11
5.001 - 5.250                         40         7,575,840.13         2.38
5.251 - 5.500                         97        22,854,588.65         7.17
5.501 - 5.750                         95        20,025,624.71         6.28
5.751 - 6.000                        316        88,602,997.65        27.80
6.001 - 6.250                        261        65,292,220.29        20.49
6.251 - 6.500                        210        57,714,019.38        18.11
6.501 - 6.750                         89        24,061,730.49         7.55
6.751 - 7.000                         37         9,980,906.87         3.13
7.001 - 7.250                         16         4,110,857.56         1.29
7.251 - 7.500                          7         1,248,600.00         0.39
7.501 - 7.750                          3           701,987.20         0.22
8.001 - 8.250                          1           163,700.00         0.05
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 5 Mortgage Loans is expected to be approximately 6.054% per annum.

                Gross Margins of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
1.501 - 1.750                          1      $    520,000.00         0.16%
2.001 - 2.250                        140        60,879,339.91        19.10
2.251 - 2.500                          4         1,500,521.50         0.47
2.501 - 2.750                      1,079       255,807,443.50        80.26
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Gross Margin of the Group 5
     Mortgage Loans is expected to be approximately 2.652% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
        Rate Ceilings (%)         Loans        Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                         6     $   2,243,548.98         0.70%
10.001 - 11.000                      115        29,255,595.46          9.18
11.001 - 12.000                      709       172,505,997.37         54.13
12.001 - 13.000                      377       110,461,334.52         34.66
13.001 - 14.000                       16         4,077,128.58          1.28
14.001 - 15.000                        1           163,700.00          0.05
-------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 5
     Mortgage Loans is expected to be approximately 11.848% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

     First or Next Rate Adjustment Date of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
      First or Next Rate          Mortgage     Balance as of    Pool Principal
         Adjustment Date           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
April 1, 2005                          4      $  1,570,837.95         0.49%
August 1, 2007                         6         1,339,650.00         0.42
August 1, 2009                         2           274,400.00         0.09
December 15, 2007                      1           359,999.50         0.11
December 1, 2005                       4         1,643,235.00         0.52
December 1, 2007                     657       182,278,137.97        57.19
December 1, 2009                     197        42,285,648.11        13.27
December 1, 2011                      15         5,544,183.68         1.74
December 1, 2014                       4           899,221.16         0.28
February 1, 2005                       4         2,009,102.73         0.63
January 1, 2006                        8         3,631,535.21         1.14
January 1, 2008                      132        31,999,225.00        10.04
January 1, 2010                       31         5,981,519.00         1.88
January 1, 2012                       12         2,044,451.00         0.64
July 1, 2005                           3           913,350.00         0.29
July 1, 2007                           3           863,020.00         0.27
July 1, 2009                           1           262,513.26         0.08
June 1, 2005                           2         1,107,171.50         0.35
June 1, 2007                           2           875,500.00         0.27
June 1, 2009                           1           146,883.00         0.05
May 1, 2009                            1           426,450.00         0.13
November 1, 2005                       3         1,823,065.09         0.57
November 1, 2007                      66        16,472,344.03         5.17
November 1, 2009                      39         7,404,729.11         2.32
October 1, 2007                       15         4,783,499.00         1.50
October 1, 2009                        3           301,439.00         0.09
October 1, 2011                        1           130,800.00         0.04
October 1, 2014                        1           135,000.00         0.04
September 1, 2007                      4           860,544.61         0.27
September 1, 2009                      2           339,850.00         0.11
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 40 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
281 - 300                              2      $    920,000.00         0.29%
341 - 360                          1,222       317,787,304.91        99.71
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 5 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 5 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                              9      $  2,805,438.84         0.88%
751 - 800                            210        46,091,625.28        14.46
701 - 750                            382        96,402,033.30        30.25
651 - 700                            530       145,304,046.40        45.59
601 - 650                             93        28,104,161.09         8.82
------------------------------------------------------------------------------
Total:                             1,224      $318,707,304.91       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Group 5 Conforming Collateral Summary
--------------------------------------------------------------------------------

Description of the Group 5 Conforming Mortgage Loans

The Group 5 Conforming Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate ranging from the first month to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. 2.87% of the Group 5 Conforming Mortgage Loans require only the payment of interest through the fixed rate period of the loan. 85.61% of the Group 5 Conformoing Mortgage Loans require only the payment of interest through the first 10 years of the loan.. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.750% to 14.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 5 Conforming Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                 Collateral Summary   Range (if applicable)
                                 ------------------   ---------------------
Total Outstanding Loan Balance         $185,319,547
Total Number of Loans                           967
Average Loan Principal Balance             $191,644     $29,200 to $674,950
WA Gross Coupon                              6.085%        4.125% to 8.250%
WA FICO                                         706              616 to 810
WA Original Term                         360 months
WA Remaining Term                        359 months       351 to 360 months
WA OLTV                                      78.68%       11.84% to 100.00%
WA Months to First or Next
   Rate Adjustment Date                   42 months         3 to 119 months
WA Gross Margin                              2.724%        2.250% to 2.750%
WA Rate Ceiling                             11.817%       9.875% to 14.250%
Geographic Concentration of
Mortgaged Properties (Top
5 States) based on the           CA          20.71%
Aggregate Stated Principal       FL           8.80%
Balance                          NV           7.84%
                                 AZ           7.44%
                                 MA           6.06%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Investor Property                   590       $103,521,886.36        55.86%
Primary Residence                   345         75,522,262.85        40.75
Second Home                          32          6,275,398.19         3.39
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

             Property Types of the Group 5 Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             459       $ 80,958,628.43        43.69%
2-4 Family                          151         40,071,146.65        21.62
PUD Detached                        184         34,608,644.60        18.68
Condo - Low                         104         16,922,454.48         9.13
PUD Attached                         41          6,762,935.38         3.65
Condo - High                         12          2,538,049.98         1.37
Condominium                          12          2,235,513.88         1.21
PUD                                   3          1,028,674.00         0.56
Cooperative                           1            193,500.00         0.10
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

         Mortgage Loan Purpose of the Group 5 Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            644       $121,899,460.88        65.78%
Refinance-Cashout                   196         39,947,805.58        21.56
Refinance-Rate/Term                 127         23,472,280.94        12.67
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                 of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          142       $ 38,387,498.81        20.71%
Florida                             101         16,312,175.96         8.80
Nevada                               69         14,528,523.67         7.84
Arizona                              90         13,786,892.18         7.44
Massachusetts                        34         11,239,182.80         6.06
Washington                           52          9,640,597.56         5.20
New York                             31          8,290,238.01         4.47
Illinois                             39          8,173,416.70         4.41
Colorado                             41          7,271,681.88         3.92
Georgia                              49          6,750,388.72         3.64
Maryland                             29          5,641,299.96         3.04
Virginia                             26          5,519,724.55         2.98
Oregon                               30          4,612,250.18         2.49
New Jersey                           22          4,526,611.11         2.44
Texas                                34          4,170,431.20         2.25
Utah                                 22          3,310,098.11         1.79
Ohio                                 25          3,184,463.55         1.72
Minnesota                            15          2,574,919.19         1.39
Connecticut                          10          2,218,395.79         1.20
Michigan                             18          2,033,944.89         1.10
Pennsylvania                         11          1,731,658.34         0.93
District of Columbia                  6          1,610,896.52         0.87
Idaho                                11          1,462,357.31         0.79
North Carolina                        9          1,216,915.73         0.66
Montana                               6            949,150.00         0.51
Wisconsin                             4            871,453.91         0.47
Tennessee                             6            725,500.00         0.39
South Carolina                        8            722,709.55         0.39
New Hampshire                         3            600,711.27         0.32
Rhode Island                          2            564,000.00         0.30
Indiana                               4            439,000.00         0.24
Kansas                                5            376,400.00         0.20
Nebraska                              2            359,200.31         0.19
Alabama                               1            355,896.00         0.19
Missouri                              4            327,900.00         0.18
New Mexico                            1            204,000.00         0.11
Louisiana                             1            190,321.67         0.10
Wyoming                               1            166,209.13         0.09
Kentucky                              2            137,532.84         0.07
Vermont                               1            135,000.00         0.07
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.91% of the Group 5
     Conforming Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                 Current Mortgage Loan Principal Balances of the
                     Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                     22       $    917,072.57         0.49%
50,000.01 - 100,000.00              112          9,178,349.03         4.95
100,000.01 - 150,000.00             273         33,987,184.53        18.34
150,000.01 - 200,000.00             181         31,864,280.64        17.19
200,000.01 - 250,000.00             140         31,461,772.57        16.98
250,000.01 - 300,000.00             107         29,358,230.85        15.84
300,000.01 - 350,000.00              81         26,322,079.50        14.20
350,000.01 - 400,000.00              20          7,340,368.64         3.96
400,000.01 - 450,000.00              12          5,145,590.56         2.78
450,000.01 - 500,000.00              12          5,720,431.36         3.09
500,000.01 - 550,000.00               3          1,540,237.14         0.83
550,000.01 - 600,000.00               2          1,137,000.00         0.61
650,000.01 - 700,000.00               2          1,346,950.00         0.73
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 5 Conforming Mortgage Loans is expected to be approximately $191,644

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

  Original Loan-To-Value Ratios of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                         1       $    225,000.00         0.12%
15.01 - 20.00                         1             75,000.00         0.04
20.01 - 25.00                         1            320,673.00         0.17
25.01 - 30.00                         1            149,799.99         0.08
35.01 - 40.00                         1            154,999.99         0.08
45.01 - 50.00                         4            889,135.00         0.48
50.01 - 55.00                         5          1,008,500.00         0.54
55.01 - 60.00                         8          1,943,151.08         1.05
60.01 - 65.00                        12          1,957,800.00         1.06
65.01 - 70.00                        55         11,220,332.02         6.05
70.01 - 75.00                        53         10,930,539.35         5.90
75.01 - 80.00                       751        141,332,621.44        76.26
80.01 - 85.00                         8          1,581,881.00         0.85
85.01 - 90.00                        39          7,166,829.85         3.87
90.01 - 95.00                        26          6,146,495.61         3.32
95.01 - 100.00                        1            216,789.08         0.12
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Conforming Mortgage Loans is expected to be approximately 78.68%.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

 Current Mortgage Interest Rates of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Interest      Mortgage     Balance as of    Pool Principal
           Rates (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         1       $    344,524.08         0.19%
4.251 - 4.500                         1            300,000.00         0.16
4.501 - 4.750                         8          1,392,699.97         0.75
4.751 - 5.000                        19          3,573,984.53         1.93
5.001 - 5.250                        36          5,715,840.13         3.08
5.251 - 5.500                        83         15,904,038.81         8.58
5.501 - 5.750                        83         14,535,571.46         7.84
5.751 - 6.000                       238         44,693,414.45        24.12
6.001 - 6.250                       211         40,910,943.00        22.08
6.251 - 6.500                       165         33,446,333.20        18.05
6.501 - 6.750                        73         15,630,854.72         8.43
6.751 - 7.000                        27          4,915,089.37         2.65
7.001 - 7.250                        12          2,226,366.48         1.20
7.251 - 7.500                         6            864,200.00         0.47
7.501 - 7.750                         3            701,987.20         0.38
8.001 - 8.250                         1            163,700.00         0.09
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 5 Conforming Mortgage Loans is expected to be approximately 6.085% per annum.

          Gross Margins of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.250                        44       $  9,557,963.91         5.16%
2.251 - 2.500                         1             99,750.00         0.05
2.501 - 2.750                       922        175,661,833.49        94.79
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Gross Margin of the Group 5
     Conforming Mortgage Loans is expected to be approximately 2.724% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

          Rate Ceilings of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                        1       $    180,000.00         0.10%
10.001 - 11.000                      88         15,923,957.10         8.59
11.001 - 12.000                     588        107,940,307.93        58.25
12.001 - 13.000                     277         58,767,344.87        31.71
13.001 - 14.000                      12          2,344,237.50         1.26
14.001 - 15.000                       1            163,700.00         0.09
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 5
     Conforming Mortgage Loans is expected to be approximately 11.817% per annum.

                First or Next Rate Adjustment Date of the Group 5
                         Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
      First or Next Rate          Mortgage     Balance as of    Pool Principal
        Adjustment Date            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
April 1, 2005                         1       $    344,524.08         0.19%
August 1, 2007                        6          1,339,650.00         0.72
August 1, 2009                        2            274,400.00         0.15
December 1, 2007                    498         98,568,024.74        53.19
December 1, 2009                    178         32,988,818.72        17.80
December 1, 2011                      8          1,376,632.04         0.74
December 1, 2014                      4            899,221.16         0.49
January 1, 2008                     111         21,249,150.00        11.47
January 1, 2010                      28          4,734,873.00         2.55
January 1, 2012                      11          1,684,451.00         0.91
July 1, 2005                          1             99,750.00         0.05
July 1, 2007                          3            863,020.00         0.47
July 1, 2009                          1            262,513.26         0.14
June 1, 2009                          1            146,883.00         0.08
November 1, 2007                     55         10,353,277.67         5.59
November 1, 2009                     37          6,226,375.12         3.36
October 1, 2007                      11          2,140,350.00         1.15
October 1, 2009                       3            301,439.00         0.16
October 1, 2011                       1            130,800.00         0.07
October 1, 2014                       1            135,000.00         0.07
September 1, 2007                     4            860,544.61         0.46
September 1, 2009                     2            339,850.00         0.18
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 5 Conforming Mortgage Loans is expected to be approximately 42 months.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         Remaining Terms of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           967       $185,319,547.40       100.00%
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 5 Conforming Mortgage Loans is expected to be approximately 359 months.

   Credit Scoring of Mortgagors of the Group 5 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $    775,499.99         0.42%
751 - 800                           186         35,235,955.70        19.01
701 - 750                           302         55,854,473.36        30.14
651 - 700                           407         79,527,257.81        42.91
601 - 650                            67         13,926,360.53         7.51
------------------------------------------------------------------------------
Total:                              967       $185,319,547.40       100.00%
==============================================================================

/(1)/  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Group 5 Non Conforming Collateral Summary
--------------------------------------------------------------------------------

Description of the Group 5 Non Conforming Mortgage Loans

The Group 5 Non Conforming Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate ranging from the first month to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. 28.03% of the Group 5 Non Conforming Mortgage Loans require only the payment of interest through the fixed rater period of the loan.. 51.97% of the Group 5 Non Conforming Mortgage Loans require only the payment of interest through the first 10 years of the loan. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.750% to 14.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 5 Non Conforming Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance         $133,387,758
Total Number of Loans                           257
Average Loan Principal Balance             $519,019   $185,349 to $1,353,000
WA Gross Coupon                              6.010%         3.750% to 7.500%
WA FICO                                         695               621 to 817
WA Original Term                         360 months        300 to 360 months
WA Remaining Term                        358 months        299 to 360 months
WA OLTV                                      74.51%          7.00% to 95.00%
WA Months to First or Next                36 months           1 to 84 months
Rate Adjustment Date                         2.551%         1.750% to 2.750%
WA Gross Margin                             11.892%        9.750% to 13.500%
WA Rate Ceiling                  CA          53.74%
Geographic Concentration of      FL           7.24%
Mortgaged Properties             NY           4.85%
(Top 5 States) based on the      MA           4.28%
Aggregate Stated                 VA           3.88%
Principal Balance
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         Occupancy of Mortgaged Properties of the Group 5 Non Conforming
                              Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
          Occupancy                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   191       $101,423,577.22         76.04%
Investor Property                    51         24,341,460.99         18.25
Second Home                          15          7,622,719.29          5.71
------------------------------------------------------------------------------
Total:                              257       $133,387,757.51        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

           Property Types of the Group 5 Non Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
        Property Type              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             175       $ 90,794,334.00         68.07%
PUD Detached                         29         14,918,724.03         11.18
2-4 Family                           18         10,156,781.56          7.61
PUD                                  16          8,390,276.06          6.29
Condominium                           9          4,516,091.04          3.39
Condo - Low                           8          3,661,800.83          2.75
PUD Attached                          1            529,950.00          0.40
Condo - High                          1            419,800.00          0.31
------------------------------------------------------------------------------
Total:                              257       $133,387,757.51        100.00%
==============================================================================

       Mortgage Loan Purpose of the Group 5 Non Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
             Purpose               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            136       $ 70,808,675.76         53.08%
Refinance-Cashout                    73         36,931,297.13         27.69
Refinance-Rate/Term                  48         25,647,784.61         19.23
------------------------------------------------------------------------------
Total:                              257       $133,387,757.51        100.00%
==============================================================================

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
               of the Group 5 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                         137        $ 71,318,373.47        53.47%
Florida                             18           9,651,043.56         7.24
New York                            12           6,468,765.62         4.85
Massachusetts                       10           5,712,438.50         4.28
Virginia                            11           5,173,114.16         3.88
New Jersey                           9           4,574,010.99         3.43
Nevada                               9           3,985,576.10         2.99
Illinois                             6           3,367,521.10         2.52
Arizona                              5           2,964,312.78         2.22
Maryland                             5           2,500,399.98         1.87
Texas                                4           2,456,999.00         1.84
Colorado                             5           2,118,942.17         1.59
Connecticut                          4           1,934,599.99         1.45
Washington                           4           1,796,394.59         1.35
Oregon                               3           1,534,430.68         1.15
Michigan                             3           1,226,766.37         0.92
Tennessee                            1           1,000,000.00         0.75
Ohio                                 2             840,600.00         0.63
Nebraska                             1             768,500.00         0.58
Missouri                             1             595,000.00         0.45
District of Columbia                 1             552,466.13         0.41
New Hampshire                        1             546,928.37         0.41
Minnesota                            1             536,000.00         0.40
Georgia                              1             460,000.00         0.34
Maine                                1             459,573.94         0.34
Alabama                              1             445,000.00         0.33
South Carolina                       1             400,000.00         0.30
------------------------------------------------------------------------------
Total:                             257        $133,387,757.51       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.41% of the Group 5
     Non-Conforming Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                    Current Mortgage Loan Principal Balances
               of the Group 5 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan        Mortgage      Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
150,000.01 - 200,000.00               1       $    185,348.81         0.14%
350,000.01 - 400,000.00              70         26,730,830.02        20.04
400,000.01 - 450,000.00              44         18,712,197.37        14.03
450,000.01 - 500,000.00              40         19,238,467.47        14.42
500,000.01 - 550,000.00              28         14,677,001.59        11.00
550,000.01 - 600,000.00              18         10,412,592.97         7.81
600,000.01 - 650,000.00              17         10,891,925.78         8.17
650,000.01 - 700,000.00              11          7,548,071.99         5.66
700,000.01 - 750,000.00               5          3,619,500.00         2.71
750,000.01 - 800,000.00               4          3,124,658.76         2.34
800,000.01 - 850,000.00               6          5,027,400.00         3.77
850,000.01 - 900,000.00               3          2,626,127.06         1.97
900,000.01 - 950,000.00               1            938,700.00         0.70
950,000.01 - 1,000,000.00             7          6,984,085.69         5.24
1,000,000.01 - 1,500,000.00           2          2,670,850.00         2.00
------------------------------------------------------------------------------
Total:                              257       $133,387,757.51       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 5 Non-Conforming Mortgage Loans is expected to be approximately $519,019.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

                  Original Loan-To-Value Ratios of the Group 5
                       Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value       Mortgage      Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
5.01 - 10.00                          1       $    420,000.00         0.31%
20.01 - 25.00                         1            522,000.00         0.39
40.01 - 45.00                         4          3,615,599.00         2.71
50.01 - 55.00                         3          1,744,761.20         1.31
55.01 - 60.00                         8          4,855,222.89         3.64
60.01 - 65.00                        14          8,883,824.40         6.66
65.01 - 70.00                        24         15,282,953.66        11.46
70.01 - 75.00                        32         17,038,632.33        12.77
75.01 - 80.00                       156         74,787,746.22        56.07
80.01 - 85.00                         3          1,512,525.00         1.13
85.01 - 90.00                         6          2,568,346.50         1.93
90.01 - 95.00                         5          2,156,146.31         1.62
------------------------------------------------------------------------------
Total:                              257       $133,387,757.51       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Non-Conforming Mortgage Loans is expected to be approximately 74.51%.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         Current Mortgage Interest Rates of the Group 5 Non Conforming
                               Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
  Current Mortgage Interest      Mortgage      Balance as of    Pool Principal
          Rates (%)                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                         1       $    185,348.81         0.14%
3.751 - 4.000                         4          1,878,200.17         1.41
4.001 - 4.250                         3          1,462,127.91         1.10
4.251 - 4.500                         5          2,611,464.73         1.96
4.501 - 4.750                         3          1,485,287.05         1.11
4.751 - 5.000                         7          3,140,594.73         2.35
5.001 - 5.250                         4          1,860,000.00         1.39
5.251 - 5.500                        14          6,950,549.85         5.21
5.501 - 5.750                        12          5,490,053.25         4.12
5.751 - 6.000                        78         43,909,583.20        32.92
6.001 - 6.250                        50         24,381,277.28        18.28
6.251 - 6.500                        45         24,267,686.18        18.19
6.501 - 6.750                        16          8,430,875.77         6.32
6.751 - 7.000                        10          5,065,817.50         3.80
7.001 - 7.250                         4          1,884,491.08         1.41
7.251 - 7.500                         1            384,400.00         0.29
------------------------------------------------------------------------------
Total:                              257       $133,387,757.51       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 5 Non-Conforming Mortgage Loans is expected to be approximately 6.010% per annum.

         Gross Margins of the Group 5 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
1.501 - 1.750                         1       $    520,000.00         0.39%
2.001 - 2.250                        96         51,321,376.00        38.48
2.251 - 2.500                         3          1,400,771.50         1.05
2.501 - 2.750                       157         80,145,610.01        60.08
------------------------------------------------------------------------------
Total:                              257       $133,387,757.51       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Gross Margin of the Group 5
     Non-Conforming Mortgage Loans is expected to be approximately 2.551% per annum.

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

         Rate Ceilings of the Group 5 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
 9.001 - 10.000                       5       $  2,063,548.98         1.55%
 10.001 - 11.000                     27         13,331,638.36         9.99
 11.001 - 12.000                    121         64,565,689.44        48.40
 12.001 - 13.000                    100         51,693,989.65        38.75
 13.001 - 14.000                      4          1,732,891.08         1.30
------------------------------------------------------------------------------
 Total:                             257       $133,387,757.51       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 5
     Non-Conforming Mortgage Loans is expected to be approximately 11.892% per annum.

        First or Next Rate Adjustment Date of the Group 5 Non Conforming
                              Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
      First or Next Rate         Mortgage      Balance as of    Pool Principal
        Adjustment Date            Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
April 1, 2005                         3       $  1,226,313.87         0.92%
December 15, 2007                     1            359,999.50         0.27
December 1, 2005                      4          1,643,235.00         1.23
December 1, 2007                    159         83,710,113.22        62.76
December 1, 2009                     19          9,296,829.39         6.97
December 1, 2011                      7          4,167,551.64         3.12
February 1, 2005                      4          2,009,102.73         1.51
January 1, 2006                       8          3,631,535.21         2.72
January 1, 2008                      21         10,750,075.00         8.06
January 1, 2010                       3          1,246,646.00         0.93
January 1, 2012                       1            360,000.00         0.27
July 1, 2005                          2            813,600.00         0.61
June 1, 2005                          2          1,107,171.50         0.83
June 1, 2007                          2            875,500.00         0.66
May 1, 2009                           1            426,450.00         0.32
November 1, 2005                      3          1,823,065.09         1.37
November 1, 2007                     11          6,119,066.36         4.59
November 1, 2009                      2          1,178,353.99         0.88
October 1, 2007                       4          2,643,149.00         1.98
-------------------------------------------------------------------------------
Total:                              257       $133,387,757.51       100.00%
===============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 5 Non-Conforming Mortgage Loans is expected to be approximately 36 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities(TM)      Banc of America Funding Corp., 2005-A
                                             Mortgage Pass-Through Certificates
                                                 $774,651,000 (approximate)
--------------------------------------------------------------------------------

        Remaining Terms of the Group 5 Non Conforming Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
281 - 300                             2       $    920,000.00         0.69%
341 - 360                           255        132,467,757.51        99.31
-------------------------------------------------------------------------------
Total:                              257       $133,387,757.51       100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 5 Non-Conforming Mortgage Loans is expected to be approximately 358 months.

           Credit Scoring of Mortgagors of the Group 5 Non Conforming
                              Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
801 - 850                             4       $  2,029,938.85         1.52%
751 - 800                            24         10,855,669.58         8.14
701 - 750                            80         40,547,559.93        30.40
651 - 700                           123         65,776,788.59        49.31
601 - 650                            26         14,177,800.56        10.63
-------------------------------------------------------------------------------
Total:                              257       $133,387,757.51       100.00%
===============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
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